SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

1801 California Street, Suite 5200

Denver, Colorado 80202

September 1, 2021

Dear Investor:

A special meeting of holders of your Transamerica fund is scheduled to be held as a virtual meeting on November 1, 2021 at 10:00 a.m. (Mountain time).

In light of the public health concerns regarding the COVID-19 pandemic and to support the health and safety of fund holders, the Board Members responsible for your fund have determined that the special meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in the virtual special meeting are included in the enclosed joint proxy statement.

At the special meeting, you are being asked to elect Board members of your fund. Nine of the eleven nominees are independent of Transamerica management, and nine of the eleven nominees already serve as Board Members of your fund.

We are seeking your approval of this proposal through the enclosed joint proxy statement, which we invite you to review closely.

Importantly, after careful consideration, the Board Members responsible for your fund have considered the proposal and have determined it is in the best interest of your fund, and unanimously recommend that you vote “FOR” the proposal. However, before you vote, please read the full text of the joint proxy statement for an explanation of the proposal.

Holders of record of your fund as of the close of business on August 6, 2021 are entitled to vote at the special meeting and any adjournments or postponements thereof. Whether or not you plan to virtually attend the special meeting and regardless of the size of the interests you hold, your vote is very important to us. By responding promptly, you will save the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote by telephone, via the internet or by simply completing and signing the enclosed proxy card (your ballot) and mailing it in the accompanying postage-paid return envelope. Please follow the voting instructions on your proxy card or voting instruction form.

If you have any questions about voting, please call Computershare Fund Services, Inc. (“Computershare”), the funds’ proxy solicitor, toll-free at 866-963-6126.

Sincerely,

/s/ Marijn P. Smit
Chairman of the Boards
President and Chief Executive Officer

i

IMPORTANT INFORMATION FOR FUND HOLDERS

Please read the full text of the enclosed Joint Proxy Statement.

Below is a brief overview of the proposal to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the Joint Proxy Statement?

A.

As a shareholder of one or more of the Transamerica Funds, or as a policyowner or contract holder investing in, one or more series of Transamerica Series Trust or Transamerica Asset Allocation Variable Funds through a variable annuity contract or variable life insurance policy, you are being asked to vote “FOR” the election of your fund’s Board of Trustees or Managing Board.

The Investment Company Act of 1940 requires that holders elect a fund’s Board Members under certain circumstances. As a general matter, the Board may fill vacancies as long as, after the Board fills the vacancy, at least two-thirds of the Board Members have been elected by shareholders. Six of the current nine Board Members were elected by holders. Nine of the eleven nominees, including these six, already serve as Board Members of your fund. The two new nominees, both of whom are independent of Transamerica management, could not be appointed by the Board without the Board falling below the two-thirds requirement. In addition, by electing Board Members now, the Board will be able to appoint new Board Members for a longer period of time without holder approval and the expense and delay of conducting additional holder meetings.

Q.	Why am I being asked to vote on the proposal?

A.	The proposal requires the approval of holders of your fund. Your fund’s Board has approved the proposal, believes it is in holders’ best interests and recommends you vote “FOR” the proposal.

Q.	Will my vote make a difference?

A.

Your vote is very important and can make a difference in the governance of the funds, no matter the interests you hold. Your vote can help ensure that the proposal recommended by the Board can be implemented. We encourage all holders to participate in the governance of their funds.

Q.	Who is paying for the preparation, printing and mailing of the joint proxy statement and solicitation of proxies?

A.

It is anticipated that the total cost of preparing, printing and mailing the joint proxy statement and soliciting proxies will be approximately $1,657,325 ($942,173 for Transamerica Funds, $708,831 for Transamerica Series Trust and $6,321 for Transamerica Asset Allocation Variable Funds), which will be borne by the funds. These costs will be allocated among the funds on the basis of their respective net assets, except when direct costs can be reasonably attributed to one or more particular funds.

Q.	Who do I call if I have questions?

A.	If you have any questions about voting, please call Computershare, the funds’ proxy solicitor, at 866-963-6126.

Q.	How do I vote?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

You may also virtually attend the special meeting and vote at the meeting. However, even if you intend to do so, we encourage you to provide voting instructions in advance by one of the methods described above.

Q:	When and where will the special meeting be held?

A.

We intend to hold the special meeting as a virtual meeting on November 1, 2021 at 10:00 a.m. (Mountain time). In light of the public health concerns regarding the COVID-19 pandemic, and to support the health and safety of fund holders, the Board of your fund has determined that the special meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in the virtual special meeting are included in the enclosed joint proxy statement.

PLEASE CAST YOUR VOTE NOW

TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

1801 California Street, Suite 5200

Denver, Colorado 80202

NOTICE OF A JOINT SPECIAL MEETING OF HOLDERS

To be held Virtually on November 1, 2021

Please take notice that a joint special meeting of holders of each series of Transamerica Funds, Transamerica Series Trust and Transamerica Asset Allocation Variable Funds identified below (each series, a “Fund” and collectively, the “Funds”) is scheduled to be held as a virtual meeting on November 1, 2021 at 10:00 a.m. (Mountain time) (the “Special Meeting”), to consider and vote on the following proposals:

I.	To elect Board Members;

II.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

After careful consideration, the Board of your Fund approved Proposal I and recommends that you vote “FOR” the proposal.

Holders of record of each Fund at the close of business on August 6, 2021 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

PLEASE NOTE: In light of the public health concerns regarding the COVID-19 pandemic, and to support the health and safety of Fund shareholders, the Board of your Fund has determined that the Special Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in the virtual Special Meeting are included in the Joint Proxy Statement.

By Order of the Boards,

/s/ Erin D. Nelson
Erin D. Nelson Chief Legal Officer and Secretary

September 1, 2021

HOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING VIRTUALLY. YOU MAY VOTE PRIOR TO THE SPECIAL MEETING BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER THE INTERESTS YOU HOLD.

The proxy materials for the Funds will be available to review at https://www.transamerica.com/media/tf-trustee-election-proxy-statement_tcm145-123705.pdf . A paper or email copy of the proxy materials may be obtained, without charge, by contacting the Funds’ proxy solicitor, Computershare, at 866-963-6126.

YOU CAN HELP YOUR FUND AVOID THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY VOTING YOUR SHARES USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Funds Holding a Special Meeting on November 1, 2021

Transamerica Funds

Transamerica ClearTrack® 2015	Transamerica High Yield ESG
Transamerica ClearTrack® 2020	Transamerica High Yield Muni
Transamerica ClearTrack® 2025	Transamerica Inflation Opportunities
Transamerica ClearTrack® 2030	Transamerica Inflation-Protected Securities
Transamerica ClearTrack® 2035	Transamerica Intermediate Bond
Transamerica ClearTrack® 2040	Transamerica Intermediate Muni
Transamerica ClearTrack® 2045	Transamerica International Equity
Transamerica ClearTrack® 2050	Transamerica International Growth (effective
Transamerica ClearTrack® 2055	November 1, 2021, this fund will be named
Transamerica ClearTrack® 2060	Transamerica International Focus)
Transamerica ClearTrack® Retirement Income	Transamerica International Small Cap Value
Transamerica Asset Allocation Intermediate Horizon	Transamerica International Stock
Transamerica Asset Allocation Long Horizon	Transamerica Large Cap Value
Transamerica Asset Allocation Short Horizon	Transamerica Large Core
Transamerica Asset Allocation – Conservative Portfolio	Transamerica Large Growth
Transamerica Asset Allocation – Growth Portfolio	Transamerica Large Value Opportunities
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Mid Cap Growth
Transamerica Asset Allocation - Moderate Portfolio	Transamerica Mid Cap Value
Transamerica Balanced II	Transamerica Mid Cap Value Opportunities
Transamerica Bond	Transamerica Multi-Asset Income
Transamerica Capital Growth	Transamerica Multi-Managed Balanced
Transamerica Core Bond	Transamerica Short-Term Bond
Transamerica Emerging Markets Debt	Transamerica Small Cap Growth
Transamerica Emerging Markets Opportunities	Transamerica Small Cap Value
Transamerica Energy Infrastructure	Transamerica Small/Mid Cap Value
Transamerica Event Driven	Transamerica Stock Index
Transamerica Floating Rate	Transamerica Sustainable Bond
Transamerica Global Equity	Transamerica Sustainable Equity Income
Transamerica Government Money Market	Transamerica Total Return
Transamerica High Quality Bond	Transamerica Unconstrained Bond
Transamerica High Yield Bond	Transamerica US Growth

Transamerica Series Trust

Transamerica 60/40 Allocation VP	Transamerica Goldman Sachs 70/30 Allocation VP
Transamerica Aegon High Yield Bond VP	Transamerica International Growth VP (effective November 1, 2021,
Transamerica Aegon Sustainable Equity Income VP	this portfolio will be named Transamerica International Focus VP)
Transamerica Aegon U.S. Government Securities VP	Transamerica Janus Balanced VP
Transamerica American Funds Managed Risk VP	Transamerica Janus Mid-Cap Growth VP
Transamerica BlackRock Global Real Estate Securities VP	Transamerica JPMorgan Asset Allocation – Conservative VP
Transamerica BlackRock Government Money Market VP	Transamerica JPMorgan Asset Allocation – Growth VP
Transamerica BlackRock iShares Edge 40 VP	Transamerica JPMorgan Asset Allocation – Moderate Growth VP
Transamerica BlackRock iShares Edge 50 VP	Transamerica JPMorgan Asset Allocation – Moderate VP
Transamerica BlackRock iShares Edge 75 VP	Transamerica JPMorgan Core Bond VP
Transamerica BlackRock iShares Edge 100 VP	Transamerica JPMorgan Enhanced Index VP
Transamerica BlackRock Tactical Allocation VP	Transamerica JPMorgan International Moderate Growth VP

Transamerica JPMorgan Mid Cap Value VP	Transamerica PIMCO Total Return VP
Transamerica JPMorgan Tactical Allocation VP	Transamerica PineBridge Inflation Opportunities VP
Transamerica Legg Mason Dynamic Allocation - Balanced VP	Transamerica ProFund UltraBear VP
(effective November 1, 2021, this portfolio will be named Transamerica BlackRock iShares Dynamic Allocation – Balanced VP)	Transamerica QS Investors Active Asset Allocation – Conservative VP (effective November 1, 2021, this portfolio will be named Transamerica BlackRock iShares Active Asset Allocation – Conservative VP)
Transamerica Legg Mason Dynamic Allocation – Growth VP (effective November 1, 2021, this portfolio will be named	Transamerica QS Investors Active Asset Allocation – Moderate
Transamerica BlackRock iShares Dynamic Allocation – Moderate	Growth VP (effective November 1, 2021, this portfolio will be
Growth VP)	named Transamerica BlackRock iShares Active Asset Allocation –
Transamerica Madison Diversified Income VP	Moderate Growth VP)
Transamerica Managed Risk – Balanced ETF VP	Transamerica QS Investors Active Asset Allocation – Moderate VP
Transamerica Managed Risk – Conservative ETF VP	(effective November 1, 2021, this portfolio will be named
Transamerica Managed Risk – Growth ETF VP	Transamerica BlackRock iShares Active Asset Allocation –
Transamerica Market Participation Strategy VP	Moderate VP)
Transamerica Morgan Stanley Capital Growth VP	Transamerica Rothschild & Co Large Cap Value VP
Transamerica Morgan Stanley Global Allocation VP	Transamerica S&P 500 Index VP
Transamerica Morgan Stanley Global Allocation Managed Risk –	Transamerica Small/Mid Cap Value VP
Balanced VP	Transamerica T. Rowe Price Small Cap VP
Transamerica MSCI EAFE Index VP	Transamerica TS&W International Equity VP
Transamerica Multi-Managed Balanced VP	Transamerica WMC US Growth VP
Transamerica PIMCO Tactical – Balanced VP
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP

Transamerica Asset Allocation Variable Funds

Transamerica Asset Allocation — Intermediate Horizon
Transamerica Asset Allocation — Intermediate/Long Horizon
Transamerica Asset Allocation — Short Horizon

TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

1801 California Street, Suite 5200

Denver, Colorado 80202

JOINT PROXY STATEMENT

Introduction

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees or the Managing Board (each a “Board” and each Trustee, a “Board Member”) of each of the Transamerica Funds (“TF”), Transamerica Series Trust (“TST”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) (each, a “Trust”; together, the “Trusts”) funds or subaccounts listed in the accompanying Notice of a Joint Special Meeting of Holders (each, a “Fund”; together, the “Funds”). The proxies are being solicited for use at a joint special meeting of shareholders, policyowners or contract holders of the Funds to be held as a virtual meeting at 10:00 a.m. (Mountain time) on November 1, 2021 (each, a “Special Meeting”), and at any and all adjournments or postponements thereof. The Special Meeting will be held for the purposes set forth in the accompanying Notice of a Joint Special Meeting of Holders.

The Board of each Trust has determined that the use of this Joint Proxy Statement for each Trust’s Special Meeting is in the best interests of each Trust, the applicable Funds and their holders in light of the similar matters being considered and voted on by the holders of each of the Funds. The Special Meetings are being held together for convenience, but each Special Meeting is a separate meeting of the relevant Trust. At each Special Meeting of a Trust, holders of each Fund in the Trust will vote together on the election of Board Members for that Trust. This Joint Proxy Statement and the accompanying materials (for TST and TAAVF) or a Notice of Internet Availability of Proxy Materials (for TF) are being first mailed by the Boards to holders on or about September 1, 2021.

PLEASE NOTE: The Special Meeting will be held virtually over the internet. To attend, vote, and submit any questions at the Special Meeting, please register using your control number located on the proxy card or voting instruction form at https://meetings.computershare.com/MQZ5FS4.

In order for beneficial owners of shares held through an intermediary, such as a bank or broker, or other nominee to attend, participate, and vote at the virtual Special Meeting, you must register in advance. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare, the Funds’ proxy solicitor. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Special Meeting.

TF and TST are each organized as a Delaware statutory trust. TAAVF is a segregated investment account of Transamerica Financial Life Insurance Company (“TFLIC”). The Trusts are investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds that are series of TST are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Funds that are series of TAAVF are group variable annuity contracts offered as funding vehicles for certain retirement plans and other investors.

In certain cases, for ease of comprehension, the term “Fund” is used in this Joint Proxy Statement where it may be more precise to refer to the “Trust” of which the Fund is a series. In addition, for purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

You are entitled to vote at the Special Meeting of each Fund of which you are a shareholder as of the close of business on August 6, 2021 (the “Record Date”). Shareholders of record of the Fund that are series of TF and TST at the close of business on the Record Date are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the applicable Fund (with proportional fractional votes for fractional shares). Shareholders of record of the Funds that are series of TAAVF at the close of business on the Record Date are entitled to one vote per $100 (with proportional fractional votes for amounts less than $100) of the dollar value of the accumulation account for the shareholder’s credit in a contract held in the applicable fund subaccount. The net assets and total number of shares of each Fund outstanding at the close of business on the Record Date is shown in Appendix A.

The Fund(s) with respect to which your vote is being solicited is named on the proxy card included with this Joint Proxy Statement (references herein to proxy cards include voting instruction forms provided to the holders of variable annuity contracts and variable life insurance policies). If you have the right to vote with respect to more than one Fund as of the Record Date, you may receive more than one proxy card. Please sign, date and return each proxy card, or if you prefer to provide voting instructions by telephone or over the internet, please vote on the proposal with respect to each applicable Fund. If you vote by telephone or over the internet, you will be asked to enter a unique control number that has been assigned to you, which is printed on your proxy card(s). This control number is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to a Trust’s Special Meeting will be voted at that Special Meeting. On the matters coming before each Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shareholder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to Proposal I, the shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholders who execute proxies or provide voting instructions by telephone or the internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive offices of the Funds at the address above), by delivering a duly executed proxy bearing a later date or by virtually attending the Special Meeting and voting, in all cases prior to the exercise of the authority granted in the proxy card. Merely virtually attending the Special Meeting by itself will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of shareholders is required to take action at the Special Meeting. For the purposes of taking action on Proposal I, with respect to TF and TST, shareholders entitled to vote and present at the Special Meeting or by proxy representing at least thirty percent (30%) of the voting power of the Trust shall constitute a quorum at the Special Meeting. With respect to TAAVF, shareholders of at least thirty percent (30%) of the outstanding interests of TAAVF, present in person or by proxy, shall constitute a quorum at the Special Meeting with respect to Proposal I.

Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter. The Trusts understand that a broker or nominee may exercise discretionary voting power with respect to Proposal I, as this proposal is considered a “routine” matter under the rules of the New York Stock Exchange, and there are no other proposals expected to come before the Special Meeting for which a broker or nominee would not have discretionary voting authority. As a result, the Trusts do not anticipate that there will be any broker non-votes at the Special Meeting. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal I. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal I.

Votes cast at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

In the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present at the Special Meeting or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of the Special Meeting. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

Proposal I. In the case of each Trust, shareholders of all of the Funds that are series of the Trust vote together as a single class with respect to the election of nominees to the Board of the Trust. Each nominee must be elected by a plurality of the votes cast on the proposal by shareholders of the applicable Trust. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on Proposal I.

The election of Board Members by one Trust is not contingent upon approval of Proposal I by any other Trust. If the shareholders of a Trust do not ultimately approve Proposal I, the current Board Members will continue to oversee that Trust and its Funds as they currently do pending any further action by the Trust.

Manner of Voting

The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may vote on Proposal I on behalf of their customers and beneficial owners. A signed proxy card or other authorization by a beneficial owner of shares in a Fund that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares in a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record shareholder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a beneficial shareholder that does not specify how the beneficial shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of Proposal I. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions or in the same proportion as those shares for which the Fund receives voting instructions from other shareholders. This practice is sometimes called “proportional voting” or “echo voting.” Because of this practice, a small number of shareholders could determine how a Fund votes, if other shareholders fail to vote.

In the case of shares of Funds (such as the Funds that are series of TST or TAAVF) that are not offered to the public, but only sold to certain asset allocation portfolios, certain retirement plans and to variable annuity separate accounts established by insurance companies (including Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, Inc. (collectively, the “Insurance Companies”)) to fund variable annuity contracts and variable life insurance policies, ownership of the shares is legally vested in the separate accounts. The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the shareholders of the variable annuity contracts and variable life insurance policies used to fund the accounts. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of Proposal I. The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the shareholders of variable annuity contracts and variable life insurance policies. The Insurance Companies do not require that a specified number of variable annuity contracts and variable life insurance policies submit voting instructions before the Insurance Companies will vote the shares of the Funds held by their respective separate accounts at the Special Meeting. As a result, a small number of owners of variable annuity contracts and variable life insurance policies could determine how the Insurance Companies vote, if other owners fail to vote. Other participating insurance companies may follow similar voting procedures.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

If you hold shares in a Fund directly (not through a broker-dealer, bank, insurance company or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on Proposal I, your shares will be voted in favor of the proposal.

Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment manager or adviser, exercises proxy voting discretion for certain asset allocation Funds that invest their assets in other Funds. Consistent with TAM’s proxy voting policies and procedures, TAM will echo vote the shares of each applicable underlying Fund in the same proportion as the vote of all of the other voting holders of the underlying Fund’s shares. Should there be no other voting holders of an underlying Fund so TAM cannot echo vote, TAM will vote the shares of the underlying Fund in accordance with the recommendation of the relevant asset allocation Fund’s Board. The Boards have recommended that, in any such cases, the applicable underlying Fund shares be voted “FOR” the election of each nominee described in Proposal I.

If you need more information or have any questions about Proposal I or about voting, please call Computershare at 866-963-6126.

Revoking Proxies

Each shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of the Trusts;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the Internet at a later date; or

•	By virtually attending and voting at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting.

However, attendance at the Special Meeting, by itself, will not revoke a previously executed and returned proxy.

If you hold your shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life policy, please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

PROPOSAL I - TO ELECT BOARD MEMBERS

The purpose of this Proposal I is to elect Board Members of TF, TST and TAAVF.

At a Board meeting held on March 10-11, 2021, the current Board Members of each Trust nominated for election the eleven nominees listed below (the “Nominees”) to serve on the Board of the applicable Trust. Nine of the Nominees, Sandra N. Bane, Leo J. Hill, David W. Jennings, Fredric A. Nelson III, John E. Pelletier, Patricia L. Sawyer, Marijn P. Smit, John W. Waechter and Alan F. Warrick, currently serve as Board Members of each Trust. Nine of the Nominees, Ms. Bane, Mr. Hill, Kathleen T. Ives, Mr. Jennings, Lauriann C. Kloppenburg, Mr. Nelson, Mr. Pelletier, Ms. Sawyer and Mr. Waechter, are not “interested persons” of the Funds within the meaning of the 1940 Act (the “Independent Nominees”). Mr. Smit, the President and Chief Executive Officer of the Funds and TAM, and Mr. Warrick are “interested persons” of the Funds as defined in the 1940 Act (the “Interested Nominees”).

Ms. Bane, Mr. Hill, Mr. Jennings, Ms. Sawyer, Mr. Waechter and Mr. Warrick were elected by Fund shareholders in 2012. Mr. Smit was appointed to the Board of each Trust in 2015 and Messrs. Nelson and Pelletier were appointed to the Boards in 2017. Mses. Ives and Kloppenburg are new nominees to the Boards and have not previously served as Board Members of the Funds (Mses. Ives and Kloppenburg, together, the “New Nominees”). Information about the Nominees for the Boards is set forth below.

Mr. Smit, an Interested Nominee, is an “interested person” of the Funds as defined in the 1940 Act by virtue of his position with TAM and its affiliates described below. Mr. Warrick, the other Interested Nominee, is considered an “interested person” of the Funds as defined in the 1940 Act due to his former service in various executive positions for certain Transamerica affiliates as described below. Each of the other Nominees is an Independent Nominee. Each Independent Nominee was nominated by the applicable Trust’s Nominating Committee comprised of the current Board Members who are not “interested persons” of the Funds within the meaning of the 1940 Act (the “Independent Board Members”).

The Nominees’ term of office would commence upon their elections, which, if the Nominees are elected by shareholders, is expected to occur on November 1, 2021. If elected, the Nominees will comprise the entire Board of each Trust, and each of them will hold office until his or her successor has been duly elected or appointed, until the end of the calendar year in which he or she reaches the mandatory retirement age of 75, or until his or her earlier death, resignation or removal.

Each Nominee has consented to serve on the Board of each Trust if elected by shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by Board Members of the applicable Trust(s).

The enclosed proxy card will be voted for all Nominees unless a proxy contains specific instructions to the contrary.

Reason for Proposed Election of Nominees

The 1940 Act requires that shareholders elect a fund’s board under certain circumstances. As a general matter, a fund’s board may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the board members would be elected by shareholders. The New Nominees could not be appointed by the Boards without the Boards falling below the two-thirds requirement. The other nine Nominees already serve as Board Members of each Trust, all of whom, with the exception of Messrs. Nelson, Pelletier and Smit have been elected by shareholders (representing two-thirds of the current Board Members). Electing each Nominee to the Boards would provide the Boards the flexibility to add new Board Members or to fill any future vacancies created by the departure of one or more shareholder-elected Board Members, if necessary, without the expense and delay of conducting additional shareholder meetings.

Information about the Nominees

The table below sets forth each Nominee’s name, age (as of the shareholder meeting date), positions and length of service with the Trusts, each Nominee’s principal occupation for at least the past five years (titles may have varied during that period), the number of funds in the Transamerica Fund Family each Nominee will oversee if elected, and any other board memberships held by each Nominee. The length of time served is provided for the current Board Members from the date the Board Member became a member of the Boards. The Transamerica Fund Family consists of TF, TST, TAAVF and Transamerica ETF Trust (“TET”). TET is overseen by a separate Board of Trustees. The mailing address of each Nominee is c/o Secretary of the Funds, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Name and Age	Position(s) Held with Trust(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held by Board Member
INTERESTED NOMINEES
Marijn P. Smit (48)	Chairman of the Boards, President and Chief Executive Officer	Since 2014 (all Trusts)	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); Chairman of the Board, President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018); Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present); Senior Vice President, Transamerica Retirement Solutions LLC (2012 - present); Trust Officer, Massachusetts Fidelity Trust Company (2014 - 2021); President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016); Vice President, Transamerica Life Insurance Company (2010 – 2016); Vice President, Transamerica Premier Life Insurance Company (2010 – 2016); Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016); Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016) and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).	120	Director, Massachusetts Fidelity Trust Company (2014 -2021); Director, Aegon Global Funds (2016 - present)
Alan F. Warrick (73)	Board Member	Since 2012 (all Trusts)	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	115	N/A
INDEPENDENT NOMINEES
Sandra N. Bane (69)	Board Member	Since 2008 (all Trusts)	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	115	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)

Name and Age	Position(s) Held with Trust(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held by Board Member
Leo J. Hill (65)	Lead Independent Board Member	Since 2002 (TF & TAAVF) Since 2001 (TST)	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).	115	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (56)	Board Member Nominee	N/A	Proposed Board Member, TF, TST and TAAVF (2021 – present); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	None currently; 115 if elected as to all Trusts	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).
David W. Jennings (75)	Board Member	Since 2009 (all Trusts)	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	115	N/A
Lauriann C. Kloppenburg (61)	Board Member Nominee	N/A	Proposed Board Member, TF, TST and TAAVF (2021 – present); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1991 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	None currently; 115 if elected as to all Trusts	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – present); Forte Foundation (non-profit organization) (2016 – present)

Name and Age	Position(s) Held with Trust(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held by Board Member
Fredric A. Nelson III (64)	Board Member	Since 2017 (all Trusts)	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	115	N/A
John E. Pelletier (57)	Board Member	Since 2017 (all Trusts)	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co- Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017); Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017); Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and Executive Vice President and Chief Operating Officer (2004 - 2007), General Counsel (1997 – 2004), Natixis Global Associates.	115	N/A

Name and Age	Position(s) Held with Trust(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held by Board Member
Patricia L. Sawyer (71)	Board Member	Since 1993 (TAAVF) Since 2007 (TF & TST)	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	115	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2004 (TST) Since 2005 (TF & TAAVF)	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	115	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 - present); Board Member, Remember Honor Support, Inc. (non-profit organization) ( 2013 - 2020); Board Member, WRH Income Properties, Inc. (real estate) (2014 - present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with each Trust’s Declaration of Trust.

To the knowledge of the Trusts, as of August 6, 2021, all Board Members and officers as a group owned less than 1% of the outstanding shares of each Fund.

Each Board believes that each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominees lead to the conclusion that the Boards will possess the requisite skills and attributes. Each Board believes that the Nominees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. Each Board also has considered the following experience, qualifications, attributes and/or skills, among others, of the Nominees in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mses. Ives and Kloppenburg, and Messrs. Jennings, Nelson, Pelletier, Smit and Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trusts; as to each Nominee other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” of the Funds as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant and experience as a board member of multiple organizations; Ms. Ives, audit, securities industry and compliance experience as a fund executive; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Ms. Kloppenburg, investment management experience as an executive and board experience; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal and operations experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of the Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Boards or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Boards by reason thereof.

The nominations of Mses. Ives and Kloppenburg were recommended to the Nominating Committee of each Board by certain Independent Board Members serving on that Nominating Committee. The remaining Nominees currently serve on the Boards and are being submitted for election or reelection, as applicable.

Each Board is responsible for overseeing the management and operations of the Funds. Mr. Smit serves as Chairman of the Boards. Mr. Smit is an interested person of the Funds. Independent Board Members currently constitute more than 77% of each Board, and if all Nominees are elected, Independent Board Members would comprise more than 81% of the Boards.

The Boards currently believe that an interested Chairman is appropriate and is in the best interests of the Funds and their shareholders, and that its committees, as further described below, help ensure that the Funds have effective and independent governance and oversight. The Boards believe that an interested Chairman has a professional interest in the quality of the services provided to the Funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the Funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each Fund. The Boards also believe that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members currently represent over 77% of each Board.

Board Committees and Membership

Each Board has two standing committees: the Audit Committee and Nominating Committee. The Audit Committee and Nominating Committee of each Board is chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, each Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the Funds’ Board committees, the Independent Board Members consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. Each Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management. Except for any duties specifically assigned by the Board or in relevant documents, the designation of a Board Member as Chairman of the Board, Lead Independent Board Member or chair of a committee does not impose on such Board Member any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a Board Member, generally.

Audit Committee

Each Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the applicable Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.

Each Audit Committee also approves all audit and permissible non-audit services provided to each Fund within the applicable Trust by the independent registered public accounting firm and all permissible non-audit services provided by each applicable Fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each Fund’s operations and financial reporting. Each Audit Committee acts pursuant to a written charter.

During the fiscal year ended October 31, 2020, the Audit Committee of the TF Board met 4 times. During the fiscal year ended December 31, 2020, the Audit Committee of each of the TST and TAAVF Board met 3 times. Each Nominee then in office attended more than 75% of the aggregate number of such committee meetings.

Nominating Committee

Each Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board of that Trust, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including race, gender, differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. Each Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.

When addressing vacancies, each Nominating Committee sets any necessary standards or qualifications for service on the Board of that Trust and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trusts’ Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board(s) and to serve if elected by the shareholders. Each Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

Each Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. Each Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

Each Nominating Committee acts pursuant to a written charter, as set forth in Appendix B. The charter sets forth procedures for each Nominating Committee’s consideration of candidates submitted by shareholders.

During the fiscal year ended October 31, 2020, the Nominating Committee of the TF Board met 3 times. During the fiscal year ended December 31, 2020, the Nominating Committee of each of TST and TAAVF met 4 times. Each Nominee then in office attended more than 75% of the aggregate number of such committee meetings.

Risk Oversight

Through its oversight of the management and operations of the applicable Funds, each Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds (such as reports about the performance of the Funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the Funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including Fund auditors, to review Fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the Funds and the Funds’ service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Boards and their Audit Committees but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. Each Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

The Boards recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Boards’ risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Boards, the Funds, TAM, its affiliates, the sub-advisers or other service providers.

In addition, it is important to note that each Fund is designed for investors that are prepared to accept investment risk, including the possibility that unforeseen risks may emerge in the future.

Officers of the Trusts

The officers of each Trust, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period) are set forth in Appendix C. Each officer is elected by and serves at the pleasure of the Trust’s Board. Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown. No officer of the Trusts, except for the Chief Compliance Officer, receives any compensation from the Trusts.

General Information Regarding the Boards

Compensation: Information relating to compensation paid to the Board Members for the most recent fiscal year ends of the Funds they will oversee is set forth in Appendix D.

Equity Securities Owned by the Nominees: Information relating to the amount of equity securities owned by the Nominees in the Funds that they will oversee and in the other funds in the Transamerica Fund Family, as well as certain additional information regarding the Independent Nominees, is set forth in Appendix E.

Attendance of Board Members at Annual Meeting: The Trusts do not hold annual meetings of shareholders, and therefore do not have a policy regarding attendance of Board Members at annual meetings. No annual meeting for any of the Trusts was held during the most recent fiscal year ends of the Funds.

Board Meetings: During the fiscal year ended October 31, 2020, the Board of TF met 5 times. During the fiscal year ended December 31, 2020, the Board of each of TST and TAAVF met 5 times. Each Nominee then in office attended more than 75% of the aggregate number of such meetings of the Boards.

Indemnification of Board Members and Officers

The governing documents of each Trust generally provide that, to the fullest extent permitted by applicable law, the Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

Required Vote

This Proposal I must be approved by a plurality of the votes cast at the Special Meeting or by proxy at which a quorum exists. The votes of each Fund in the same Trust will be counted together with respect to the election of the Nominees to the Board and the shareholders of each Fund will vote together as a single class with the shareholders of all other Funds that are series of the same Trust.

Your Board recommends that you vote “FOR” the election of each of the Nominees to the Boards.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment of postponement of the Special Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Investment Manager, Transfer Agent and Principal Underwriter

TAM serves as the investment manager for the Funds in TF and TST. TF and TST have entered into an Investment Management Agreement with TAM, on behalf of each Fund. TAM serves as the investment adviser for the Funds in TAAVF pursuant to an Investment Advisory Agreement. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the Funds.

TAM has been a registered investment adviser since 1996. As of December 31, 2020, TAM has approximately $88 billion in total assets under management. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE).

Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group. Transamerica Fund Services, Inc. (“TFS”), the transfer agent of TF and TST, is located at 1801 California Street, Suite 5200, Denver, Colorado 80202. The current principal underwriter and distributor of the TF and TST Funds is Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202. TAM, TFS and TCI are all affiliated due to their common ultimate ownership by AEGON, N.V.

Legal Proceedings

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff ’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

Custodian

State Street Bank & Trust (“State Street”), located at One Lincoln Street, Boston, MA 02111, serves as each Fund’s custodian.

Annual and Semi-Annual Reports

Shareholders of TF can find important information about the Funds in their annual reports dated October 31, 2020 and their semi-annual reports dated April 30, 2021 (or, for Transamerica Stock Index, the annual report dated December 31, 2020 and semi-annual report dated June 30, 2021), which have been previously mailed or made available to shareholders. Shareholders of TST and TAAVF can find important information about TST’s portfolios and TAAVF’s sub-accounts in their respective annual reports dated December 31, 2020 and semi-annual reports dated June 30, 2021, which have been previously mailed or made available to shareholders. You may obtain copies of these reports without charge by writing to the Funds at the address shown on the first page of this Joint Proxy Statement or by calling the following numbers: 1-800-851-9777 for TST, 1-888-233-4339 for TF and 1-800-755-5801 for TAAVF.

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement beginning on or about September 1, 2021, but proxies may also be solicited by telephone and/or by representatives of the Funds, regular employees of TAM or its affiliate(s), or Computershare, a private proxy services firm. It is anticipated that the total cost of preparing, printing and mailing the joint proxy statement and soliciting proxies will be approximately $1,657,325 ($942,173 for TF, $708,831 for TST and $6,321 for TAAVF), which will be borne by the Funds. These costs will be allocated among the Funds on the basis of their respective net assets, except when direct costs can be reasonably attributed to one or more particular Funds. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

The cost of the Special Meeting, including the preparation and mailing of the Notice, Joint Proxy Statement and the solicitation of proxies, including reimbursement to brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies, will be borne by the Funds.

Independent Registered Public Accounting Firm

The Audit Committee and Board Members, including a majority of the independent Board Members, of each Fund have selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for such Fund. E&Y, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to the Funds.

Each Fund’s Audit Committee approved the engagement of E&Y as each Fund’s independent registered public accounting firm for the applicable Fund’s current fiscal year. E&Y provides audit and accounting services including audit of the annual financial statements, assistance and consultation with respect to filings with the SEC, and preparation for annual income tax returns.

The reports of E&Y on each Fund’s financial statements for each of the last two fiscal years audited by E&Y contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements for such years.

Representatives of E&Y are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their response.

Shown below for each Fund’s two most recent fiscal years, are the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information is presented under the following captions:

(a) Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d) All Other Fees - fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to TAM and any service providers controlling, controlled by or under common control with TAM that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee. The pre-approval of these services also is intended to assure that the provision of the services does not impair the accounting firm’s independence.

No Audit Committee may approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firms, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Unless a type of service to be provided by the independent registered public accounting firm has received pre-approval, it will require separate pre-approval by the Audit Committee. Also, any proposed services exceeding pre-approved cost levels will require separate pre-approval by the Audit Committee. The Audit Committee is not required to pre-approve services for which pre-approval is not required by applicable law, including de minimis and grandfathered services.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to TAM and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by E&Y to each Fund, TAM or Covered Service Providers that were required to be pre-approved were pre-approved as required.

For each Fund’s two most recent fiscal years, there were no services rendered by E&Y to a Fund for which the pre-approval requirement was waived.

There were no non-audit fees billed by E&Y for services rendered to TF in each of the last two fiscal years ended October 31, 2019 and October 31, 2020, respectively. In addition, there were no non-audit fees billed by E&Y for services rendered to TAM or any Covered Service Provider(s) that provide ongoing services to TF in each of the last two fiscal years ended October 31, 2019 and October 31, 2020, respectively.

There were no non-audit fees billed by E&Y for services rendered to each of TST or TAAVF in each of the last two fiscal years ended December 31, 2019 and December 31, 2020, respectively. In addition, there were no non-audit fees billed by E&Y for services rendered to TAM or any Covered Service Provider(s) that provide ongoing services to TST or TAAVF in each of the last two fiscal years ended December 31, 2019 and December 31, 2020, respectively.

Transamerica Funds

	Fiscal Year Ended 10/31 (in thousands)
	2020	2019
Audit Fees	$1,346	$1,445
Audit-Related Fees(1)	$11	$48
Tax Fees(2)	$284	$158
All Other Fees(3)	$61	$64

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-1A filing of the Funds comprising TF.

(2)

Tax-Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the Funds comprising TF.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

Transamerica Series Trust

	Fiscal Year Ended 12/31 (in thousands)
	2020	2019
Audit Fees	$1,029	$1,013
Audit-Related Fees(1)	$57	$145
Tax Fees(2)	$163	$87
All Other Fees(3)	$46	$53

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-1A filing of the Funds comprising TST.

(2)

Tax-Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the Funds comprising TST.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

Transamerica Asset Allocation Variable Funds

	Fiscal Year Ended 12/31 (in thousands)
	2020	2019
Audit Fees	$48	$47
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-3 filings of the Funds comprising TAAVF.

(2)

Tax-Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the Funds comprising TAAVF.

(3)	All Other Fees represent permissible non-audit services for TAAVF that it believes are routine and recurring services and would not impair the independence of the accountant.

Principal Shareholders

As of August 6, 2021, the outstanding shares of each Fund were as set forth in Appendix A.

As of August 6, 2021, the persons listed in Appendix F owned of record the amount of shares of the Funds indicated in Appendix F.

Shareholders Communications to the Boards

Shareholders of each Trust may mail written communications to the Trust’s Board, addressed to the care of the Secretary of the Trusts, at the Trusts’ address. Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to a series of the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of a Trust, (ii) any communication from an employee or agent of a Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding a Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trusts’ Chief Compliance Officer. The Trustees are not required to attend a Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these procedures.

Shareholders Sharing the Same Address

As permitted by law, each Fund will deliver only one copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact your Fund by writing to the address shown on the front page of this Joint Proxy Statement or by calling Computershare, the Funds’ proxy solicitor, toll-free at 866-963-6126.

The Fund will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of each Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Funds are not required to and do not intend to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Erin D. Nelson, Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Proposals relating to the Funds must be received a reasonable time prior to the date of a meeting of shareholders of the applicable Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of each Fund that is a series of Transamerica Funds, except Transamerica Stock Index, is October 31. The fiscal year end of Transamerica Stock Index and each Fund that is a series of TST and TAAVF is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

A list of shareholders entitled to be present and to vote at the Special Meeting will be available at the offices of the Funds, 1801 California Street, Suite 5200, Denver, Colorado 80202 for inspection by any shareholder by appointment during regular business hours beginning ten days prior to the date of the Special Meeting. If you would like to review the shareholder list, please call Computershare at 866-963-6126 to coordinate the scheduling of an appointment.

Adjournment

Failure of a quorum to be present at the Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting if a quorum is present but sufficient votes have not been received to approve the proposal, or for any other reason consistent with applicable law and each Fund’s Declaration of Trust or Charter and By-Laws, including to allow for the further solicitation of proxies. Under each Fund’s By-Laws, in the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve the proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment.

Information About the Funds

Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an internet web site (at http://www.sec.gov), which contains other information about the Funds.

If you have questions about the Funds, please call 1-888-233-4339 for TF, 1-800-851-9777 for TST and 1-800-755-5801 for TAAVF.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or by the internet.

By Order of the Boards of Trustees

/s/ Erin D. Nelson
Erin D. Nelson
Chief Legal Officer and Secretary

September 1, 2021

Appendix A

Funds’ Issued and Outstanding Shares

The following tables list, with respect to each Fund, the total number of shares outstanding and the net assets of the Funds on the Record Date.

Transamerica Funds	Shares Outstanding	Net Assets ($)
Transamerica ClearTrack® 2015	2,945,150.71	36,241,631.43
Transamerica ClearTrack® 2020	3,583,248.47	37,858,769.30
Transamerica ClearTrack® 2025	5,596,482.40	61,735,114.11
Transamerica ClearTrack® 2030	4,730,248.36	64,785,312.31
Transamerica ClearTrack® 2035	4,668,958.72	67,460,027.27
Transamerica ClearTrack® 2040	4,005,233.21	59,229,960.03
Transamerica ClearTrack® 2045	2,589,164.91	40,066,373.41
Transamerica ClearTrack® 2050	2,107,792.06	34,155,149.11
Transamerica ClearTrack® 2055	64,776.05	972,874.21
Transamerica ClearTrack® 2060	60,523.55	908,559.13
Transamerica ClearTrack® Retirement Income	5,166,477.75	61,064,144.84
Transamerica Asset Allocation Intermediate Horizon	28,721,671.61	341,624,961.83
Transamerica Asset Allocation Long Horizon	17,107,701.26	209,975,720.18
Transamerica Asset Allocation Short Horizon	10,929,658.41	118,224,542.33
Transamerica Asset Allocation – Conservative Portfolio	59,709,639.25	722,296,108.48
Transamerica Asset Allocation – Growth Portfolio	75,192,003.71	1,234,910,104.88
Transamerica Asset Allocation – Moderate Growth Portfolio	138,896,262.56	2,017,171,752.99
Transamerica Asset Allocation – Moderate Portfolio	102,293,390.88	1,350,544,570.38
Transamerica Balanced II	9,979,469.76	135,695,615.79
Transamerica Bond	186,668,182.32	1,799,600,782.49
Transamerica Capital Growth	113,194,691.37	6,096,733,367.06
Transamerica Core Bond	84,867,381.64	860,461,576.40
Transamerica Emerging Markets Debt	42,903,744.28	468,164,790.43
Transamerica Emerging Markets Opportunities	82,911,627.15	992,215,101.13
Transamerica Energy Infrastructure	31,850,630.18	204,572,135.99
Transamerica Event Driven	5,527,570.32	61,815,620.44
Transamerica Floating Rate	30,097,780.71	284,597,141.42
Transamerica Global Equity	5,935,753.26	103,832,664.45
Transamerica Government Money Market	572,576,162.55	572,581,234.19
Transamerica High Quality Bond	17,884,813.53	177,913,766.73
Transamerica High Yield Bond	240,917,080.80	2,230,662,687.90
Transamerica High Yield ESG	2,080,276.82	21,164,445.19
Transamerica High Yield Muni	11,966,022.73	150,739,849.83
Transamerica Inflation Opportunities	9,798,340.06	111,085,798.90
Transamerica Inflation-Protected Securities	9,777,206.64	109,924,685.67
Transamerica Intermediate Bond	169,618,366.09	1,775,621,345.71
Transamerica Intermediate Muni	218,681,576.54	2,673,924,118.32
Transamerica International Equity	260,799,534.97	5,648,971,745.52
Transamerica International Growth	177,731,359.24	1,782,485,656.51
Transamerica International Small Cap Value	44,650,358.12	734,818,887.79
Transamerica International Stock	11,732,438.80	137,895,828.51
Transamerica Large Cap Value	195,321,986.39	2,634,604,854.94
Transamerica Large Core	15,483,568.50	204,487,880.17
Transamerica Large Growth	62,451,585.77	1,250,118,185.11
Transamerica Large Value Opportunities	34,809,368.69	390,493,691.73
Transamerica Mid Cap Growth	21,814,692.94	326,950,449.49
Transamerica Mid Cap Value	9,205,189.91	117,157,064.18
Transamerica Mid Cap Value Opportunities	113,009,376.94	1,647,296,305.76
Transamerica Multi-Asset Income	36,980,438.84	521,946,827.35
Transamerica Multi-Managed Balanced	38,915,436.28	1,372,188,669.70
Transamerica Short-Term Bond	352,031,656.07	3,613,136,376.19
Transamerica Small Cap Growth	28,656,060.01	266,204,760.80

Transamerica Small Cap Value	26,945,301.09	874,996,117.84
Transamerica Small/Mid Cap Value	31,569,733.56	875,096,737.34
Transamerica Stock Index	23,952,687.33	403,937,002.83
Transamerica Sustainable Bond	2,535,960.93	24,820,365.37
Transamerica Sustainable Equity Income	36,777,749.30	342,980,164.35
Transamerica Total Return	63,756,998.14	662,916,596.46
Transamerica Unconstrained Bond	117,583,951.68	1,211,608,148.16
Transamerica US Growth	64,115,201.24	2,186,090,380.27

Total	4,126,490,047.03	52,556,397,757.79

Transamerica Series Trust	Shares Outstanding	Net Assets ($)
Transamerica 60/40 Allocation VP	3,838,766.96	52,484,472.74
Transamerica Aegon High Yield Bond VP	31,895,264.35	258,372,102.14
Transamerica Aegon Sustainable Equity Income VP	34,917,310.48	727,576,581.19
Transamerica Aegon U.S. Government Securities VP	28,874,935.30	340,053,911.05
Transamerica American Funds Managed Risk VP	84,680,796.79	1,105,526,636.20
Transamerica BlackRock Global Real Estate Securities VP	71,080,742.01	930,437,350.64
Transamerica BlackRock Government Money Market VP	815,204,115.23	815,196,423.51
Transamerica BlackRock iShares Edge 40 VP	33,579,462.56	349,340,251.93
Transamerica BlackRock iShares Edge 50 VP	36,400,099.48	530,417,809.65
Transamerica BlackRock iShares Edge 75 VP	13,331,314.04	217,545,049.66
Transamerica BlackRock iShares Edge 100 VP	5,826,893.54	101,064,996.00
Transamerica BlackRock Tactical Allocation VP	77,310,739.53	1,347,282,492.00
Transamerica Goldman Sachs 70/30 Allocation VP	247,206.12	3,451,159.52
Transamerica International Growth VP	48,503,585.48	510,842,388.38
Transamerica Janus Balanced VP	63,744,900.90	1,282,208,327.02
Transamerica Janus Mid-Cap Growth VP	24,928,952.34	1,197,975,941.49
Transamerica JPMorgan Asset Allocation – Conservative VP	114,486,868.15	1,352,501,612.01
Transamerica JPMorgan Asset Allocation – Growth VP	78,400,190.95	1,290,585,333.98
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	349,066,889.67	5,106,418,740.33
Transamerica JPMorgan Asset Allocation – Moderate VP	544,844,387.45	7,439,283,126.50
Transamerica JPMorgan Core Bond VP	36,798,895.98	525,474,736.58
Transamerica JPMorgan Enhanced Index VP	78,266,778.08	2,262,167,110.91
Transamerica JPMorgan International Moderate Growth VP	53,689,363.00	645,409,887.69
Transamerica JPMorgan Mid Cap Value VP	28,304,453.28	536,199,811.47
Transamerica JPMorgan Tactical Allocation VP	84,123,312.40	1,481,340,714.74
Transamerica Legg Mason Dynamic Allocation—Balanced VP	77,956,178.50	1,040,299,615.72
Transamerica Legg Mason Dynamic Allocation – Growth VP	32,111,050.10	461,250,363.48
Transamerica Madison Diversified Income VP	12,685,350.70	192,281,306.69
Transamerica Managed Risk – Balanced ETF VP	409,927,124.31	5,691,156,682.38
Transamerica Managed Risk – Conservative ETF VP	51,596,603.37	675,957,355.63
Transamerica Managed Risk – Growth ETF VP	221,009,575.03	2,633,283,115.02
Transamerica Market Participation Strategy VP	31,030,747.54	470,034,954.39
Transamerica Morgan Stanley Capital Growth VP	73,376,861.80	3,214,822,082.27
Transamerica Morgan Stanley Global Allocation VP	96,558,498.73	1,547,031,493.66
Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP	27,986,825.74	306,832,121.95
Transamerica MSCI EAFE Index VP	5,708,972.03	76,157,270.99
Transamerica Multi-Managed Balanced VP	108,823,936.84	2,027,735,542.76
Transamerica PIMCO Tactical – Balanced VP	43,506,195.19	563,524,075.40
Transamerica PIMCO Tactical – Conservative VP	22,406,633.16	285,555,417.85
Transamerica PIMCO Tactical – Growth VP	30,398,139.02	387,143,887.93
Transamerica PIMCO Total Return VP	170,324,577.90	2,040,461,483.14
Transamerica PineBridge Inflation Opportunities VP	14,459,677.64	166,856,816.67
Transamerica ProFund UltraBear VP	82,287,083.22	7,473,873.35
Transamerica QS Investors Active Asset Allocation – Conservative VP	28,995,820.84	338,790,018.54
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	44,201,243.68	500,725,029.42
Transamerica QS Investors Active Asset Allocation – Moderate VP	106,337,957.55	1,301,143,302.81
Transamerica Rothschild & Co Large Cap Value VP	3,334,838.83	41,357,395.37
Transamerica S&P 500 Index VP	25,709,035.99	498,558,873.74
Transamerica Small/Mid Cap Value VP	27,655,047.77	636,715,862.72

Transamerica T. Rowe Price Small Cap VP	51,748,436.43	1,016,627,667.58
Transamerica TS&W International Equity VP	13,058,541.98	210,100,986.33
Transamerica WMC US Growth VP	89,359,597.72	4,499,061,750.57

Total	4,644,900,775.68	61,240,095,313.70

Transamerica Asset Allocation Variable Funds	Shares Outstanding	Net Assets ($)
Transamerica Asset Allocation — Intermediate Horizon	497,345.04	17,932,064.00
Transamerica Asset Allocation — Intermediate/Long Horizon	893,607.00	36,744,811.01
Transamerica Asset Allocation — Short Horizon	233,384.57	6,069,804.43

Total	1,624,336.61	60,746,679.44

Appendix B

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS (“TAAVF”)

TRANSAMERICA FUNDS (“TRANSAMERICA FUNDS”)

TRANSAMERICA SERIES TRUST (“TST”)

(Each, a “Fund” and collectively, the “Funds”)

NOMINATING COMMITTEE CHARTER

(Approved April 3, 2008, as revised through March 12, 2020)

A.	COMMITTEE MEMBERSHIP

The Nominating Committee (the “Committee”) of the Funds’ Boards (the “Boards”) shall be composed solely of trustees who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”). Other members of the Boards, while not serving as members of the Committee, may assist the Committee in the discharge of its responsibilities, e.g., by identifying and recommending potential candidates to the Committee for its consideration. In addition, at the request of the Committee, the Funds’ investment advisers and other service providers will provide administrative support and other assistance to the Committee.

The Boards shall nominate and appoint the members of the Committee and shall designate the Chair of the Committee. The Chair shall preside at each meeting of the Committee.

The Committee shall serve at the pleasure of the Boards. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting, including by means of a conference call or other communications equipment by means of which all persons participating in the meeting can hear and communicate with each other, at which there is a quorum shall be the act of the Committee. The Committee may take action by unanimous written consent if at least the number of Trustees required for approval of such action at a meeting of the Trustees consent to the action in writing.

B.	OBJECTIVES OF THE COMMITTEE

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Boards in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Boards, subject to the procedures and policies set forth in this Charter or resolutions of the Boards, (iii) select and nominate, or recommend for nomination by the Boards, candidates for election as Trustees and (iv) set any necessary standards or qualifications for service on the Boards. The Independent Trustees, however, retain the authority to act in place of the Committee to select and nominate the independent trustee candidates if they determine to do so. Similarly, the Trustees (the Independent Trustees together with the Management Trustees) retain the authority to act in place of the Committee to select and nominate management trustee candidates if they determine to do so.

C.	BOARD NOMINATIONS AND FUNCTIONS

In the event of any anticipated or actual vacancies or created positions on the Boards, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Boards. The Committee may solicit suggestions for nominations from any source it deems appropriate, including from representatives of Management or from Shareholders. The Committee may also identify potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm.

The Committee shall evaluate each candidate’s qualifications for Board membership, and, with respect to nominees for Independent Trustee membership, their independence from the Funds’ investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee.

The Committee does not have specific qualifications for nominees (other than as set forth in Schedule A), nor has it established specific qualities or skills that it regards as necessary for the Boards’ members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate’s potential contribution to the operation of the Boards and its committees, and such other factors as it may deem relevant. The Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. Specific desired (but not required) qualities of Independent Trustee candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Trustee, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Boards regarding either the retirement age of Board members or the percentage of a Board that is to be composed of Independent Trustees.

While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider and evaluate nominations properly submitted by shareholders of the Funds. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Schedule B of this Charter, as it may be amended from time to time by the Committee or the Boards, are met and followed. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

The Committee shall evaluate, as necessary, the operations and effectiveness of the Boards as a whole and shall evaluate the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Boards.

D.	OTHER POWERS AND RESPONSIBILITIES

The Committee shall meet as necessary to carry out its responsibilities hereunder, and otherwise from time to time as the Chair of the Committee deems appropriate.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate third party consultants from each Fund’s assets.

The Committee shall periodically assess this Charter and recommend to the Boards any revisions or modifications that the Committee deems necessary or appropriate to the effective discharge of its responsibilities.

Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

SCHEDULE A RESPONSIBILITIES AND DESIRED QUALITIES OF INDEPENDENT TRUSTEES

A.	PRIMARY RESPONSIBILITIES

The Independent Trustees’ primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers, and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

B.	PERSONAL ATTRIBUTES

•	Public or private sector stature sufficient to instill confidence.

•	High personal and professional integrity.

•	Good business sense.

•	Ability to commit the necessary time to prepare for and attend meetings.

•	Not financially dependent on Trustee retainer and meeting fees.

C.	SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION MAKING

•	General understanding of balance sheets and operating statements.

•	First-hand knowledge of investing.

•	Experience in working in highly regulated and complex legal framework.

•	Demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship.

•	Ability to be critical, and confrontational if necessary, but in a constructive manner.

•	Demonstrated ability to contribute to Board and committee process.

•	Ability to consider diverse issues and make timely, well-informed decisions.

•	Familiarity with the securities industry.

•	Qualification as an “Audit Committee Financial Expert.”

Note: The Personal Attributes listed in Section B above should be possessed by all Trustees. The Skills, Experience and Qualifications listed in Section C include items that should be possessed by all Trustees as well as items that should be possessed by at least some Trustees.

SCHEDULE B

PROCEDURES FOR THE COMMITTEE’S CONSIDERATION OF CANDIDATES SUBMITTED BY SHAREHOLDERS

A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1.	Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.

The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

•

The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[1]

•

Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•

Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•

The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•

The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

•

Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting.

The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•

The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

4.

Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

•	the shareholder’s contact information;

•	the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

•

all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

•	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

5.	The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

Appendix C

Officers of the Trusts

The officers of each Trust, including their ages (as of the shareholder meeting date), their positions held with each Trust and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

No officer of the Trusts, except for the Funds’ Chief Compliance Officer, receives any compensation from the Trusts. If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years

Marijn P. Smit (48)	Chairman of the Boards, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);
Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);
Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);
Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);
Senior Vice President, Transamerica Retirement Solutions LLC (2012—present); Trust Officer, Massachusetts Fidelity Trust Company (2014—2021);
President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);
Vice President, Transamerica Life Insurance Company (2010 – 2016);
Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);
Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);
Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)
and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Christopher A. Staples, CFA (51)	Vice President and Chief Investment Officer, Advisory Services	Since 2005	Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);
Vice President and Chief Investment Officer, TET (2017 – present);
Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);
Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;
Director, TFS (2005 – 2019);
Trust Officer, Massachusetts Fidelity Trust Company (2010—present);
Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);
and Registered Representative, TFA (2005 – present).

C-1

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years

Thomas R. Wald, CFA (61)	Vice President and Chief Investment Officer	Since 2014	Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – present); Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;
Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);
Senior Vice President and Chief Investment Officer, TAM (2014 – present);
Director, TFS (2019—present); and
Trust Officer, Massachusetts Fidelity Trust Company (2015—present).

Vincent J. Toner (51)	Vice President and Treasurer	Since 2014	Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);
Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;
Vice President (2016 – present), TCI;
and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (54)	Chief Compliance Officer	Since 2019	Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);
Chief Compliance Officer (2019 – present), TAM;
and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019	Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);
Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);
and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Erin D. Nelson (44)	Chief Legal Officer and Secretary	Since 2019	Chief Legal Officer and Secretary, TF, TST, TET and TAAVF (2019 – present);
Assistant General Counsel II and Assistant Secretary, TAM (2019 – present);
Assistant Secretary (2019 – present), TFS;
and Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019).

Peter Sattelmair (44)	Assistant Treasurer	Since 2018	Assistant Treasurer, TF, TST and TAAVF (2018 – present); and Director, Fund Administration, TAM (2014 – present).

Timothy Bresnahan (52)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of each Trust.

C-2

Appendix D

Compensation of the Board Members

Board Members who are not “interested persons” of the Funds under the 1940 Act (“Independent Board Members”) receive an annual retainer fee as well as an additional annual fee for service on one or more committees and are reimbursed for all travel and out-of-pocket expenses relating to attendance at such meetings. Board Members who are considered “interested persons” of the Funds under the 1940 Act (“Interested Board Members”) do not receive compensation from the Funds but may be reimbursed for out-of-pocket expenses relating to attendance at such meetings. Mr. Warrick is compensated by TAM or an affiliate of TAM for his service as a Board Member. Mr. Smit will not receive any compensation for serving as a Board Member.

As of January 1, 2021, the Independent Board Members receive a base retainer of $330,000 from TF, TST and TAAVF. Each Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.

As of January 1, 2021, the Lead Independent Trustee of the Boards receives an additional retainer of $63,000 per year. The Audit Committee Chairperson receives an additional retainer of $28,000 per year and the Nominating Committee Chairperson receives an additional retainer of $15,000 per year. Each Trust also pays a pro rata share allocable to each of its series based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.

Any fees and expenses paid to an Interested Board Member and officers are paid by TAM or an affiliate and not by the Trusts or any series thereof, except that the compensation of the Chief Compliance Officer of the Trusts is paid as provided in the next sentence. A portion of the compensation of the Chief Compliance Officer is paid by TAM or an affiliate; the remaining portion is allocated ratably, based on relative net assets, among the mutual funds and ETFs sponsored by TAM, including the series of each Trust.

Under a nonqualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by each series of the applicable Trust to an Independent Board Member on a current basis for services rendered as Board Member. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by TAM, as elected by the Board Member. The liability of each series of the applicable Trust for these amounts is adjusted for market value changes in the elected investment fund(s) and remains a liability to the series until distributed in accordance with the Deferred Compensation Plan.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trusts.

Transamerica Funds

The following table sets forth the compensation amounts paid to the Independent Board Members of the TF Board for the fiscal year ended October 31, 2020.

Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
Sandra N. Bane, Trustee	$122,938	N/A	N/A	$331,000
Leo J. Hill, Trustee	$145,739	N/A	N/A	$392,400
David W. Jennings, Trustee	$122,938	N/A	N/A	$331,000
Fredric A. Nelson III, Trustee	$122,938	N/A	N/A	$331,000
John E. Pelletier, Trustee	$122,938	N/A	N/A	$331,000
Patricia L. Sawyer, Trustee	$128,360	N/A	N/A	$345,600
John W. Waechter, Trustee	$132,183	N/A	N/A	$355,900

(a)	The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b)

Compensation expenses are allocated pro rata based on the relative net assets of each Fund included in the Transamerica Fund Family. Of this aggregate compensation, the total amounts deferred from the Funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2020 were as follows: John E. Pelletier, $109,230.

As of August 6, 2021, the Board Members and officers held in aggregate less than 1% of the outstanding shares of each series of the Trust.

D-1

Transamerica Series Trust

The following table sets forth the compensation amounts paid to the Independent Board Members of the TST Board for the fiscal year ended December 31, 2020.

Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
Sandra N. Bane, Trustee	$206,488	N/A	N/A	$330,000
Leo J. Hill, Trustee	$245,908	N/A	N/A	$393,000
David W. Jennings, Trustee	$206,488	N/A	N/A	$330,000
Fredric A. Nelson III, Trustee	$206,488	N/A	N/A	$330,000
John E. Pelletier, Trustee	$206,488	N/A	N/A	$330,000
Patricia L. Sawyer, Trustee	$215,873	N/A	N/A	$345,000
John W. Waechter, Trustee	$224,008	N/A	N/A	$358,000

(a)	The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b)

Compensation expenses are allocated pro rata based on the relative net assets of each Fund included in the Transamerica Fund Family. Of this aggregate compensation, the total amounts deferred from the Funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended December 31, 2020 were as follows: John E. Pelletier, $108,900.

As of August 6, 2021, the Board Members and officers held in aggregate less than 1% of the outstanding shares of each series of the Trust.

Transamerica Asset Allocation Variable Funds

The following table sets forth the compensation amounts paid to the Independent Board Members of the TAAVF Board for the fiscal year ended December 31, 2020.

Name of Person, Position	Aggregate Compensation from Transamerica Asset Allocation - Short Horizon	Aggregate Compensation from Transamerica Asset Allocation - Intermediate Horizon	Aggregate Compensation from Transamerica Asset Allocation - Intermediate/ Long Horizon
Sandra N. Bane, Trustee	$27	$71	$133
Leo J. Hill, Trustee	$32	$84	$159
David W. Jennings, Trustee	$27	$71	$133
Fredric A. Nelson III, Trustee	$27	$71	$133
John E. Pelletier, Trustee	$27	$71	$133
Patricia L. Sawyer, Trustee	$28	$74	$139
John W. Waechter, Trustee	$29	$77	$145

As of August 6, 2021, the Board Members and officers held in aggregate less than 1% of the outstanding shares of each series of the Trust.

D-2

Appendix E

Equity Securities Owned by Nominees

The following table shows the amount of equity securities owned by the Nominees in the Funds that they are nominated to oversee and in all the Funds in the Transamerica Fund Family as of December 31, 2020.

Transamerica Funds

Interested Nominees
Fund	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	Kathleen T. Ives[1]	David W. Jennings	Lauriann C. Kloppenburg[1]	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica ClearTrack® 2015	None	None	None	None	None	None	None	None	None	None	None
Transamerica ClearTrack® 2020	None	None	None	None	None	None	None	None	None	None	None
Transamerica ClearTrack® 2025	None	None	None	None	None	None	None	None	None	None	None
Transamerica ClearTrack® 2030	None	None	None	None	None	None	None	None	None	None	None
Transamerica ClearTrack® 2035	None	None	None	None	None	None	None	None	None	None	None
Transamerica ClearTrack® 2040	None	None	None	None	None	None	None	None	None	None	None
Transamerica ClearTrack® 2045	None	None	None	None	None	None	None	None	None	None	None
Transamerica ClearTrack® 2050	None	None	None	None	None	None	None	None	None	None	None
Transamerica ClearTrack® 2055	None	None	None	None	None	None	None	None	None	None	None
Transamerica ClearTrack® 2060	None	None	None	None	None	None	None	None	None	None	None
Transamerica ClearTrack® Retirement Income	None	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation Intermediate Horizon	None	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation Long Horizon	None	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation Short Horizon	None	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation – Conservative Portfolio	None	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation – Growth Portfolio	None	None	None	None	None	None	None	None	None	None	Over $100,000
Transamerica Asset Allocation – Moderate Growth Portfolio	None	None	None	None	None	None	None	None	None	None	Over $100,000
Transamerica Asset Allocation – Moderate Portfolio	None	None	None	None	None	None	None	None	None	None	None
Transamerica Balanced II	None	None	None	None	None	None	None	None	None	None	None
Transamerica Bond	None	None	None	$50,001 – $100,000	None	None	None	None	Over $100,000	None	$10,001 – $50,000
Transamerica Capital Growth	None	None	None	$50,001 – $100,000	None	None	None	$50,001 – $100,000	None	None	None
Transamerica Core Bond	None	None	None	None	None	None	None	None	None	None	None
Transamerica Emerging Markets Debt	None	None	None	None	None	None	None	None	None	None	None
Transamerica Emerging Markets Opportunities	None	None	None	None	None	None	None	None	None	None	None
Transamerica Energy Infrastructure	None	None	None	None	None	None	None	None	None	None	None

Interested Nominees
Fund	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	Kathleen T. Ives[1]	David W. Jennings	Lauriann C. Kloppenburg[1]	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica Event Driven	None	None	None	None	None	None	None	None	None	None	None
Transamerica Floating Rate	None	None	None	None	None	None	None	None	None	None	None
Transamerica Global Equity	None	None	None	None	None	None	None	None	None	None	$50,001 – $100,000
Transamerica Government Money Market	None	None	None	None	None	None	None	None	None	None	None
Transamerica High Quality Bond	$10,001 – $50,000	None	None	None	None	None	None	None	None	None	None
Transamerica High Yield Bond	$10,001 – $50,000	None	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica High Yield ESG	None	None	None	None	None	None	None	None	None	None	None
Transamerica High Yield Muni	None	None	None	None	None	None	None	None	None	None	None
Transamerica Inflation Opportunities	None	None	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Inflation-Protected Securities	None	None	None	None	None	None	None	None	None	None	None
Transamerica Intermediate Bond	None	None	None	None	None	None	None	None	None	None	None
Transamerica Intermediate Muni	None	None	None	None	None	None	None	None	None	None	None
Transamerica International Equity	Over $100,000	None	None	None	None	None	None	None	None	None	None
Transamerica International Growth	None	None	None	None	None	None	None	None	None	None	None
Transamerica International Small Cap Value	None	None	None	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica International Stock	None	None	None	None	None	None	None	None	None	None	None
Transamerica Large Cap Value	None	None	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Large Core	None	None	None	None	None	None	None	None	None	None	None
Transamerica Large Growth	None	None	None	None	None	None	None	None	None	None	None
Transamerica Large Value Opportunities	None	None	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Growth	None	None	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Mid Cap Value	None	None	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Value Opportunities	$10,001 – $50,000	None	None	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica Multi-Asset Income	None	None	None	None	None	None	None	None	None	None	None
Transamerica Multi-Managed Balanced	None	None	None	$10,001 – $50,000	None	None	None	None	Over $100,000	None	None
Transamerica Short-Term Bond	None	None	None	None	None	None	None	None	Over $100,000	None	None
Transamerica Small Cap Growth	None	None	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Small Cap Value	None	None	None	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica Small/Mid Cap Value	None	None	None	None	None	None	None	None	$10,001 – $50,000	$10,001 – $50,000	None
Transamerica Sustainable Bond	None	None	None	None	None	None	None	None	None	None	None

Interested Nominees
Fund	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	Kathleen T. Ives[1]	David W. Jennings	Lauriann C. Kloppenburg[1]	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica Sustainable Equity Income	None	None	None	None	None	None	None	None	None	None	None
Transamerica Total Return	None	None	None	None	None	None	None	None	None	None	None
Transamerica Unconstrained Bond	None	None	None	None	None	None	None	None	None	None	None
Transamerica US Growth	None	None	None	None	None	None	None	None	None	$10,001 – $50,000	None

[1]	As of December 31, 2020, Kathleen T. Ives and Lauriann C. Kloppenburg were not Board Members of the Trusts.

Transamerica Series Trust

As of August 6, 2021, none of the Nominees owned equity securities in any TST Fund.

Transamerica Asset Allocation Variable Funds

As of August 6, 2021, none of the Nominees owned equity securities in any TAAVF Fund.

Transamerica Fund Family

Trustee	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in Transamerica Fund Family
Interested Nominees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Nominees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
Kathleen T. Ives	None
David W. Jennings	None
Lauriann C. Kloppenburg	None
Fredric A. Nelson III	$50,001 - $100,000
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000

None of the Independent Nominees or their immediate family members had any interest in TAM, any sub-advisers or TCI, or any person controlling, controlled by or under common control with such persons as of August 6, 2021. For this purpose, “immediate family member” includes the Nominee’s spouse, children residing in the Nominee’s household and dependents of the Nominee.

Appendix F

5% and 25% Interest Ownership

To the knowledge of the Trusts, as of August 6, 2021, the following persons owned of record the amounts indicated of the shares of the class of each applicable Fund indicated.

Transamerica Funds

Name & Address	Fund Name	Class	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	A	50.30%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	A	7.48%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	A	5.55%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	C	17.39%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	C	12.16%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	C	9.95%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Conservative Portfolio	C	8.61%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	C	8.58%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	I	32.76%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	I	12.06%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	I	7.80%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Conservative Portfolio	I	7.45%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	I	7.15%

Name & Address	Fund Name	Class	Percent of Class
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Asset Allocation - Conservative Portfolio	I	6.12%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Conservative Portfolio	I	5.96%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Conservative Portfolio	I	5.27%

Alexander Kirschenbaum FBO Alexander Kirschenbaum M D P C 401 229 East 79th Street Ste A New York NY 10075-0866	Transamerica Asset Allocation - Conservative Portfolio	R	39.77%

Mid Atlantic Trust Company FBO Graham, Arceneaux & Allen, L.L 401 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	20.05%

Mid Atlantic Trust Company FBO Selectek Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	11.21%

Mid Atlantic Trust Company FBO Glavin Industries Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	10.91%

Mid Atlantic Trust Company FBO Avenel Pharmacy Inc 401(k) Profit S 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	8.78%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Conservative Portfolio	R	5.95%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	A	19.74%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	A	8.94%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	A	6.99%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	A	6.12%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	C	15.81%

Name & Address	Fund Name	Class	Percent of Class
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Growth Portfolio	C	10.83%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	C	10.25%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	C	9.25%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	C	6.54%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	I	24.54%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Growth Portfolio	I	15.48%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	I	10.55%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	I	10.37%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	I	9.75%

Mid Atlantic Trust Company FBO Graham, Arceneaux & Allen, L.L 401 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	38.26%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	R	13.56%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Growth Portfolio	R	13.14%

Mid Atlantic Trust Company FBO Id Automation Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	10.25%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	R	10.09%

Name & Address	Fund Name	Class	Percent of Class
Mid Atlantic Trust Company FBO Glavin Industries Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	5.13%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	A	23.72%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	A	10.71%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	A	6.37%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	A	6.35%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	C	18.12%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	C	10.31%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	C	9.80%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Growth Portfolio	C	6.64%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	C	6.52%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	C	5.49%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	I	28.12%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	I	14.55%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	I	8.87%

Name & Address	Fund Name	Class	Percent of Class
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Growth Portfolio	I	8.66%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	I	8.37%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	I	6.70%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Moderate Growth Portfolio	I	5.25%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	R	31.58%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	R	22.60%

Pai Trust Company, Inc. Lg Holding LLC 401(k) P/S Plan 1300 Enterprise Dr De Pere WI 54115-4934	Transamerica Asset Allocation - Moderate Growth Portfolio	R	10.35%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Moderate Growth Portfolio	R	8.26%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	A	35.61%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	A	10.48%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	A	6.30%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	C	21.16%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	C	9.75%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	C	9.51%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	C	9.10%

Name & Address	Fund Name	Class	Percent of Class
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	C	7.69%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	I	29.25%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	I	14.77%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	I	9.83%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Portfolio	I	8.32%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	I	6.95%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Portfolio	I	6.43%

Mid Atlantic Trust Company FBO Jobsinlogistics Com Inc 401(k) Prof 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	20.90%

Mid Atlantic Trust Company FBO Smede-Son Steel & Supply Company, I 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	11.89%

State Street Bank And Trust Custodian FBO Adp Access Product 1 Lincoln St Boston MA 02111-2901	Transamerica Asset Allocation - Moderate Portfolio	R	10.30%

Mid Atlantic Trust Company FBO Electro Tech, Inc. 401(k) Savings Plan And Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	9.42%

Matrix Trust Company Cust. FBO Shives Funeral Home 401k Psp 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Portfolio	R	9.03%

Matrix Trust Company Cust. FBO Vernadero Group, Inc 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Portfolio	R	8.43%

Name & Address	Fund Name	Class	Percent of Class
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Portfolio	R	5.24%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	R	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	R4	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	R	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	R4	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	R	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	R4	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	R	100.00%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Bond	A	18.94%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Bond	A	11.42%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Bond	A	11.12%

Name & Address	Fund Name	Class	Percent of Class
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Bond	A	10.39%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Bond	A	8.91%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Bond	A	5.75%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Bond	C	27.51%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Bond	C	13.41%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Bond	C	13.28%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Bond	C	10.82%

Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Bond	C	10.28%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Bond	C	7.95%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Bond	I	18.67%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Bond	I	10.32%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Bond	I	9.93%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Bond	I	9.92%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Bond	I	9.55%

American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Bond	I	6.63%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Bond	I	6.49%

Name & Address	Fund Name	Class	Percent of Class
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Bond	I	6.37%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Bond	I	5.51%

Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	41.80%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	24.90%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	16.07%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	15.90%

Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	39.37%

Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	35.86%

Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	15.98%

Voya Institutional Trust Company 1 Orange Way Windsor CT 06095-4773	Transamerica Bond	R6	5.42%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	A	19.43%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	A	15.64%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	A	8.34%

Name & Address	Fund Name	Class	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Capital Growth	A	7.02%

Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Capital Growth	A	5.81%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	C	33.32%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	C	11.55%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	C	11.42%

Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Capital Growth	C	9.78%

American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Capital Growth	C	6.57%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Capital Growth	C	5.62%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	C	5.14%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	I	15.66%

American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Capital Growth	I	14.42%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	I	12.02%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Capital Growth	I	11.93%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	I	9.35%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	I	9.04%

Name & Address	Fund Name	Class	Percent of Class
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Capital Growth	I	5.92%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	40.05%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	30.70%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	17.15%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	6.47%

Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	R6	35.25%

Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	R6	27.67%

Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	R6	24.80%

Transamerica ClearTrack® 2015 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2015	R1	90.55%

Transamerica ClearTrack® 2015 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2015	R1	9.45%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2015	R3	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2015	R6	61.81%

Name & Address	Fund Name	Class	Percent of Class
Transamerica ClearTrack® 2015 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2015	R6	37.97%

Transamerica ClearTrack® 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	R1	90.98%

Transamerica ClearTrack® 2020 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	R1	9.02%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2020	R3	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2020	R6	54.53%

Transamerica ClearTrack® 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	R6	33.96%

Transamerica ClearTrack® 2020 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	R6	11.50%

Transamerica ClearTrack® 2025 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	R1	91.43%

Transamerica ClearTrack® 2025 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	R1	8.57%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2025	R3	100.00%

Transamerica ClearTrack® 2025 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	R6	41.41%

Transamerica ClearTrack® 2025 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	R6	35.32%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2025	R6	23.28%

Transamerica ClearTrack® 2030 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	R1	87.93%

Transamerica ClearTrack® 2030 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	R1	12.07%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2030	R3	100.00%

Transamerica ClearTrack® 2030 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	R6	49.71%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2030	R6	40.77%

Transamerica ClearTrack® 2030 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	R6	9.51%

Transamerica ClearTrack® 2035 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	R1	88.68%

Transamerica ClearTrack® 2035 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	R1	11.32%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2035	R3	100.00%

Transamerica ClearTrack® 2035 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	R6	49.46%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2035	R6	43.43%

Name & Address	Fund Name	Class	Percent of Class
Transamerica ClearTrack® 2035 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	R6	7.11%

Transamerica ClearTrack® 2040 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2040	R1	88.93%

Transamerica ClearTrack® 2040 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2040	R1	11.07%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2040	R3	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2040	R6	58.14%

Transamerica ClearTrack® 2040 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2040	R6	37.51%

Transamerica ClearTrack® 2045 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2045	R1	89.28%

Transamerica ClearTrack® 2045 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2045	R1	10.72%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2045	R3	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2045	R6	68.53%

Transamerica ClearTrack® 2045 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2045	R6	27.24%

Transamerica ClearTrack® 2050 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	R1	93.06%

Transamerica ClearTrack® 2050 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	R1	6.94%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2050	R3	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2050	R6	58.19%

Transamerica ClearTrack® 2050 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	R6	27.33%

Transamerica ClearTrack® 2050 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	R6	14.49%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	R1	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	R3	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	R6	77.02%

Transamerica ClearTrack® 2055 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2055	R6	14.67%

Transamerica ClearTrack® 2055 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2055	R6	8.31%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	R1	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	R3	100.00%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	R6	87.39%

Transamerica ClearTrack® 2060 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2060	R6	10.21%

Transamerica ClearTrack® Retirement Income 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® Retirement Income	R1	92.72%

Transamerica ClearTrack® Retirement Income Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® Retirement Income	R1	7.28%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® Retirement Income	R3	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® Retirement Income	R6	67.13%

Transamerica ClearTrack® Retirement Income Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® Retirement Income	R6	30.60%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	42.58%

Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	15.33%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	11.04%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	8.74%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	6.69%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	6.60%

Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Core Bond	I2	5.17%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	A	21.96%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	A	15.90%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Emerging Markets Debt	A	12.47%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	A	7.71%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	A	7.12%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	C	19.67%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Emerging Markets Debt	C	14.88%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	C	13.21%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Emerging Markets Debt	C	11.65%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Emerging Markets Debt	C	8.93%

Name & Address	Fund Name	Class	Percent of Class
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Emerging Markets Debt	C	8.58%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	C	7.10%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Emerging Markets Debt	C	6.69%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	C	5.97%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	I	15.61%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Emerging Markets Debt	I	15.13%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	I	14.07%

Charles Schwab & CO Inc Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Emerging Markets Debt	I	8.46%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	I	8.44%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Emerging Markets Debt	I	6.79%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	47.93%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	32.29%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	16.19%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	R6	66.60%

Saxon & Co PO Box 94597 Cleveland OH 44101-4597	Transamerica Emerging Markets Debt	R6	18.47%

Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Emerging Markets Debt	R6	5.83%

Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Emerging Markets Debt	R6	5.45%

Northern Tr CO Cust FBO Schaeffer Revocable Family Trust PO Box 92956 Chicago IL 60675-2956	Transamerica Emerging Markets Opportunities	I	59.96%

Attn Mutual Funds C/O ID 337 Sei Private Tr Co 1 Freedom Valley Dr Oaks PA 19456-9989	Transamerica Emerging Markets Opportunities	I	23.27%

Northern Trust As Custodian FBO University Of Missouri Medical PO Box 92956 Chicago IL 60675-2956	Transamerica Emerging Markets Opportunities	I	6.30%

Northern Tr CO Cust FBO David Schaeffer Trust PO Box 92956 Chicago IL 60675-2956	Transamerica Emerging Markets Opportunities	I	5.49%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	33.53%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	26.65%

Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	10.97%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	7.46%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	6.95%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Emerging Markets Opportunities	R6	100.00%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Energy Infrastructure	A	20.25%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Energy Infrastructure	A	18.55%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Energy Infrastructure	A	11.38%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Energy Infrastructure	A	10.62%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Energy Infrastructure	A	8.76%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Energy Infrastructure	A	8.46%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Energy Infrastructure	C	19.87%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Energy Infrastructure	C	17.74%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Energy Infrastructure	C	12.55%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Energy Infrastructure	C	8.93%

Name & Address	Fund Name	Class	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Energy Infrastructure	C	6.76%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Energy Infrastructure	C	6.08%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Energy Infrastructure	I	24.37%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Energy Infrastructure	I	23.97%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Energy Infrastructure	I	19.18%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Energy Infrastructure	I	10.04%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Energy Infrastructure	I	6.02%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Energy Infrastructure	I2	37.49%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Energy Infrastructure	I2	29.01%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Energy Infrastructure	I2	18.36%

Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Energy Infrastructure	I2	5.68%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Energy Infrastructure	I2	5.50%

Name & Address	Fund Name	Class	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Event Driven	I	44.85%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Event Driven	I	24.36%

Gerlach & Co, LLC/Citibank Open We0 3800 Citigroup Center Building B3-14 Tampa FL 33610	Transamerica Event Driven	I	7.56%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Event Driven	I	7.11%

Bnp Paribas New York Branch FBO Omnibus Us Clients 525 Washington Blvd FL 9th Jersey City NJ 07310-1606	Transamerica Event Driven	I	6.92%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	33.57%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	26.69%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	24.16%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	13.73%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Floating Rate	A	33.07%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Floating Rate	A	18.04%

Name & Address	Fund Name	Class	Percent of Class

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Floating Rate	A	7.14%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Floating Rate	A	6.13%

American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Floating Rate	A	5.22%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Floating Rate	C	53.35%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Floating Rate	C	19.16%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Floating Rate	C	5.63%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Floating Rate	C	5.55%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Floating Rate	I	21.18%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Floating Rate	I	20.64%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Floating Rate	I	12.49%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Floating Rate	I	9.61%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Floating Rate	I	9.00%

American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Floating Rate	I	6.74%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Floating Rate	I	6.14%

Name & Address	Fund Name	Class	Percent of Class

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	I2	51.07%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	I2	35.16%

Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	I2	9.30%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Global Equity	A	14.25%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	A	12.63%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Global Equity	A	11.17%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Global Equity	A	8.09%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Global Equity	A	5.46%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Global Equity	A	5.34%

Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Global Equity	A	5.20%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Global Equity	C	14.98%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Global Equity	C	10.66%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	C	8.09%

Name & Address	Fund Name	Class	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Global Equity	C	7.44%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Global Equity	C	6.30%

Albert H Bernhardt III & Catherine M Bernhardt Ttees Bernhardt Family Trust Dtd 12/09/2004 8659 142Nd St Orland Park IL 60462-4189	Transamerica Global Equity	C	5.61%

Reliance Trust CO FBO Comerica Non-Eb R/R PO Box 78446 Atlanta GA 30357-2446	Transamerica Global Equity	I	45.50%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Global Equity	I	10.25%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Global Equity	I	9.81%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	I	7.49%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Global Equity	I	6.58%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Global Equity	I	5.06%

Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Global Equity	R6	41.01%

Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Global Equity	R6	37.89%

Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Global Equity	R6	13.08%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Global Equity	R6	8.03%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	A	47.37%

Name & Address	Fund Name	Class	Percent of Class
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Government Money Market	A	12.40%

Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	Transamerica Government Money Market	A	10.18%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Government Money Market	C	7.52%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	I	33.82%

Reid A Evers 1333 Valley View Rd Apt 28 Glendale CA 91202-1734	Transamerica Government Money Market	I	8.59%

Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145	Transamerica Government Money Market	I2	99.42%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	R2	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	R4	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	R	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	R4	100.00%

Name & Address	Fund Name	Class	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	A	22.78%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	A	10.73%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	A	8.95%

Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	C	18.43%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	C	15.39%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	C	11.25%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	C	9.97%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	C	7.25%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Bond	C	5.47%

American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica High Yield Bond	C	5.17%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	I	80.81%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	I	9.79%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	46.45%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	37.12%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	6.05%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R	85.44%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	R	14.56%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R4	100.00%

Vanguard Fiduciary Trust Company FBO 401k Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica High Yield Bond	R6	23.68%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	R6	18.21%

Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	16.27%

Lincoln Retirement Services Company FBO InspIRA 403B Savings Plan PO Box 7876 Fort Wayne IN 46801-7876	Transamerica High Yield Bond	R6	14.90%

Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	12.88%

Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	12.24%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	I	95.86%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	I2	100.00%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Muni	A	21.80%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Muni	A	17.54%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Muni	A	15.64%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica High Yield Muni	A	9.42%

Td Ameritrade Inc FBO Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Muni	A	9.27%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Muni	C	28.02%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Muni	C	23.29%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Muni	C	10.77%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica High Yield Muni	C	7.20%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica High Yield Muni	C	6.56%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Muni	C	6.38%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Muni	I	20.15%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Muni	I	13.19%

Name & Address	Fund Name	Class	Percent of Class
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica High Yield Muni	I	13.07%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Muni	I	11.77%

TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Muni	I	10.86%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Muni	I	9.24%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Muni	I	6.93%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica High Yield Muni	I	5.39%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield Muni	I2	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	A	25.99%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Inflation Opportunities	A	17.19%

Umb Bank Na Cust Rollover IRA FBO Christine M Koy 3 Halifax Ct Rockville MD 20850-3009	Transamerica Inflation Opportunities	A	9.02%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Inflation Opportunities	C	49.11%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	C	29.03%

Name & Address	Fund Name	Class	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Inflation Opportunities	C	15.63%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica Inflation Opportunities	I	76.01%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Inflation Opportunities	I	21.94%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	29.79%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	20.94%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	19.19%

Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Inflation Opportunities	I2	14.86%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I2 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation Opportunities	I2	8.66%

Universal Life Insurance Company Conservative Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Inflation Opportunities	I2	5.15%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	R6	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	I3	100.00%

Name & Address	Fund Name	Class	Percent of Class
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	R	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	R4	100.00%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	55.56%

Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	12.70%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	7.96%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	7.66%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	5.60%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	5.60%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R	87.13%

Name & Address	Fund Name	Class	Percent of Class
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Intermediate Bond	R	12.87%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R4	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Intermediate Bond	R6	100.00%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Intermediate Muni	A	19.50%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Intermediate Muni	A	11.10%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Intermediate Muni	A	11.04%

Charles Schwab & Co Special Custody Acct For Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Intermediate Muni	A	9.52%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Intermediate Muni	A	7.14%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Intermediate Muni	A	6.64%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Intermediate Muni	A	5.51%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Intermediate Muni	A	5.24%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Intermediate Muni	C	22.61%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Intermediate Muni	C	14.27%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Intermediate Muni	C	12.33%

Name & Address	Fund Name	Class	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Intermediate Muni	C	11.44%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Intermediate Muni	C	9.80%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Intermediate Muni	C	6.58%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Intermediate Muni	C	5.96%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Intermediate Muni	I	15.38%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Intermediate Muni	I	13.12%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Intermediate Muni	I	10.83%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Intermediate Muni	I	10.15%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Intermediate Muni	I	8.47%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Intermediate Muni	I	8.23%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Intermediate Muni	I	6.60%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Intermediate Muni	I	5.70%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Intermediate Muni	I	5.43%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Intermediate Muni	I2	100.00%

Name & Address	Fund Name	Class	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	A	26.67%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	A	19.88%

Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica International Equity	A	11.00%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	A	7.68%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica International Equity	C	23.17%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica International Equity	C	19.63%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica International Equity	C	9.59%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	C	8.33%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	C	7.80%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica International Equity	C	7.17%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	C	6.80%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica International Equity	C	5.29%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	I	42.80%

Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica International Equity	I	12.80%

Name & Address	Fund Name	Class	Percent of Class
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica International Equity	I	7.26%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica International Equity	I	7.19%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	Transamerica International Equity	I	5.91%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	22.67%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	22.11%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	10.47%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	8.79%

Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	8.78%

Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	7.40%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R	86.30%

Name & Address	Fund Name	Class	Percent of Class

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	R	13.70%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R4	100.00%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	R6	33.04%

Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	10.65%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica International Equity	R6	8.60%

Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	6.55%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Growth	A	26.64%

Umb Bank Na Farwell Area Schools 403B-7 A/C Hugh W Lewis III 8757 Reiss Dr Farwell MI 48622-8713	Transamerica International Growth	A	10.83%

Umb Bank Na Cust IRA FBO Joyce Vicki Brady 304 Hobby St Georgetown TX 78633-2301	Transamerica International Growth	A	5.93%

Umb Bank Na Cust Simple IRA FBO Zonya E Foco 1240 Sand Lake Dr Onsted MI 49265-9585	Transamerica International Growth	A	5.43%

Umb Bank Na Cust Simple IRA FBO Terry J Pitchford 34 Water Front Ave Lakeway TX 78734-5308	Transamerica International Growth	A	5.08%

Umb Bank Na Cust Rollover IRA FBO Jamy Tagatac 91-1131 Pekau St Ewa Beach HI 96706-5605	Transamerica International Growth	A	5.05%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Growth	I	49.07%

Name & Address	Fund Name	Class	Percent of Class

Umb Bank Na Cust Roth IRA FBO Sandra M Coyle 4 Thomsen Ct Stony Point NY 10980-3461	Transamerica International Growth	I	23.45%

Umb Bank Na Cust Dcd Roth IRA For Helena Kobinski (Dcd) FBO Sabina M Kobinski 5418 69th Pl Maspeth NY 11378-1810	Transamerica International Growth	I	18.83%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	27.51%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	26.10%

Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	10.87%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	9.32%

Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	8.81%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	6.72%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Growth	R6	100.00%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Small Cap Value	I	83.62%

Name & Address	Fund Name	Class	Percent of Class
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Small Cap Value	I	10.51%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	28.19%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	27.67%

Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	10.84%

Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	8.72%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	7.12%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	6.60%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Stock	A	77.13%

Umb Bank Na Cust Simple IRA FBO Brian S Handa 20315 Calle Montalvo Saratoga CA 95070-6001	Transamerica International Stock	A	12.84%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Stock	I	98.88%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	I2	39.52%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	I2	22.55%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	I2	20.17%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	I2	12.65%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Stock	R6	100.00%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	A	46.51%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	A	11.43%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	A	9.36%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	C	14.47%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	C	13.23%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Large Cap Value	C	11.03%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	C	10.25%

American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Large Cap Value	C	9.59%

Name & Address	Fund Name	Class	Percent of Class
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Large Cap Value	C	6.30%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	C	5.75%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Cap Value	C	5.66%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	I	20.56%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	I	18.72%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	I	18.11%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	I	8.42%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Cap Value	I	8.18%

American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Large Cap Value	I	6.50%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Large Cap Value	I	5.52%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	32.59%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	22.29%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	10.84%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	9.34%

Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	8.57%

Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	5.99%

Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	53.28%

Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	22.02%

Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	13.98%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	R	90.61%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Large Core	R	9.32%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	R4	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	I3	100.00%

Name & Address	Fund Name	Class	Percent of Class
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	R	89.35%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Large Growth	R	10.65%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	R4	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Large Growth	R6	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	R	94.76%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Large Value Opportunities	R	5.24%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	R4	100.00%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	A	70.48%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	C	36.25%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	C	12.69%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	I	28.84%

Interactive Brokers LLC 2 Pickwick Plz Ste 202 Greenwich CT 06830-5576	Transamerica Mid Cap Growth	I	18.62%

Name & Address	Fund Name	Class	Percent of Class
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	I	15.74%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	I	14.73%

Interactive Brokers LLC Cash Distribution Omnibus Account1 2 Pickwick Plaza Greenwich CT 06830-5576	Transamerica Mid Cap Growth	I	9.41%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Growth	I	7.87%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	34.46%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	33.42%

Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	10.02%

Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	6.14%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	5.96%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R	73.62%

Name & Address	Fund Name	Class	Percent of Class
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Growth	R	26.38%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R4	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	R6	100.00%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	37.73%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	33.37%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	19.27%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	A	17.33%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	A	17.20%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	A	10.30%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	A	7.99%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Value Opportunities	A	5.82%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	A	5.60%

Name & Address	Fund Name	Class	Percent of Class
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	A	5.56%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	C	28.99%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	C	22.48%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	C	11.81%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	C	8.38%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	C	6.18%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	C	5.50%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	I	20.85%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	I	16.94%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	I	14.81%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	I	10.57%

TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Mid Cap Value Opportunities	I	7.94%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	I	7.08%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	I	6.04%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	40.36%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	34.01%

Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	8.93%

Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	7.52%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R	86.00%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	R	14.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R4	98.92%

Tiaa, Fsb Cust/Ttee FBO: Retirement Plans For Which Tiaa Acts As Recordkeeper Attn: Trust Operations 211 N Broadway Ste 1000 Saint Louis MO 63102-2748	Transamerica Mid Cap Value Opportunities	R6	37.51%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	R6	34.04%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	R6	19.59%

Name & Address	Fund Name	Class	Percent of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Asset Income	A	16.22%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Asset Income	A	14.13%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Asset Income	A	11.64%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Multi-Asset Income	A	10.71%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Asset Income	A	9.49%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Asset Income	A	7.26%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Multi-Asset Income	A	5.45%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Asset Income	C	21.66%

Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Multi-Asset Income	C	16.35%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Asset Income	C	13.10%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Asset Income	C	9.92%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Asset Income	C	9.57%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Multi-Asset Income	C	7.48%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Multi-Asset Income	I	29.08%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Asset Income	I	14.19%

Name & Address	Fund Name	Class	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Asset Income	I	12.62%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Asset Income	I	10.87%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Asset Income	I	8.55%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Multi-Asset Income	I	6.22%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Multi-Asset Income	I	5.02%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Multi-Asset Income	I2	100.00%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	A	43.22%

Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica Multi-Managed Balanced	A	8.26%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	A	7.06%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	A	5.24%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	C	34.30%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	C	11.55%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	C	8.87%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Managed Balanced	C	7.91%

Name & Address	Fund Name	Class	Percent of Class
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Managed Balanced	C	6.26%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	I	16.60%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	I	11.52%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Managed Balanced	I	11.04%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Multi-Managed Balanced	I	10.01%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Multi-Managed Balanced	I	7.83%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Managed Balanced	I	7.70%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	I	5.30%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Multi-Managed Balanced	I	5.17%

Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Managed Balanced	R6	43.98%

Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Managed Balanced	R6	27.61%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Multi-Managed Balanced	R6	22.12%

John Hancocktrust Company LLC 690 Canton St Suite 100 Westwood MA 02090-2324	Transamerica Multi-Managed Balanced	R6	6.14%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	A	26.09%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	A	16.12%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	A	9.10%

Name & Address	Fund Name	Class	Percent of Class
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Short-Term Bond	A	8.54%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	A	7.17%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Short-Term Bond	A	5.03%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	C	32.47%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	C	12.02%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	C	9.16%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	C	7.29%

Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Short-Term Bond	C	6.69%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Short-Term Bond	C	6.62%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	C	5.38%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Short-Term Bond	I	14.19%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	I	14.00%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	I	12.90%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Short-Term Bond	I	8.24%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Short-Term Bond	I	8.04%

Name & Address	Fund Name	Class	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	I	7.34%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Short-Term Bond	I	7.19%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	I	7.01%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Short-Term Bond	I	6.34%

Transamerica Asset Allocation—Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	34.51%

Transamerica Asset Allocation—Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	15.36%

Transamerica Asset Allocation—Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	13.23%

Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Short-Term Bond	I2	11.04%

Transamerica 60/40 Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	8.47%

Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	7.13%

Universal Life Insurance Company Conservative Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Short-Term Bond	I2	5.74%

Name & Address	Fund Name	Class	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	R6	96.68%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Growth	A	53.00%

Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica Small Cap Growth	A	7.67%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	C	38.35%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Small Cap Growth	C	16.25%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Growth	C	10.62%

American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Small Cap Growth	C	8.70%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	I	81.66%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small Cap Growth	I	11.38%

Saxon & Co. PO Box 94597 Cleveland OH 44101-4597	Transamerica Small Cap Growth	I2	45.72%

Transamerica Asset Allocation—Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	15.79%

Transamerica Asset Allocation—Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	11.17%

Transamerica Asset Allocation—Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	10.60%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Allocation—Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	5.71%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R	74.01%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Growth	R	25.99%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R4	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Growth	R6	100.00%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	A	41.19%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	A	30.09%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	A	10.75%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	C	51.70%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	C	18.65%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Value	C	9.77%

Name & Address	Fund Name	Class	Percent of Class
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small Cap Value	C	9.28%

T. Rowe Price Retirement Plan Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills MD 21117-4903	Transamerica Small Cap Value	I	94.32%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	42.92%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	29.51%

Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	10.29%

Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	7.89%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R	83.50%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	R	16.50%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R4	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	R6	100.00%

Name & Address	Fund Name	Class	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	A	20.37%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	A	9.40%

TCM Division Transamerica Life Insurance Company Seperate Account D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica Small/Mid Cap Value	A	8.63%

Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica Small/Mid Cap Value	A	7.56%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Small/Mid Cap Value	A	7.31%

Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	A	6.83%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	A	6.40%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	C	25.61%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	C	13.14%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	C	11.79%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small/Mid Cap Value	C	7.99%

Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Small/Mid Cap Value	C	7.72%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Small/Mid Cap Value	C	7.62%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	C	7.44%

Name & Address	Fund Name	Class	Percent of Class
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	I	16.60%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Small/Mid Cap Value	I	13.22%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Small/Mid Cap Value	I	12.43%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small/Mid Cap Value	I	8.15%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	I	7.45%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	I	7.37%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Small/Mid Cap Value	I	7.33%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Small/Mid Cap Value	I	6.77%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	I	6.42%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	I2	100.00%

Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	38.40%

State Street Bank & Trust As Ttee For Hanesbrands Inc Master Investment Trust For Defined Contribution Plans 801 Pennsylvania Ave Kansas City MO 64105-1307	Transamerica Small/Mid Cap Value	R6	17.55%

Pims/Prudential Retirement As Nominee For The Ttee/Cust Pl 300 Grundfos Pumps Corporation 3905 Enterprise Ct Aurora IL 60504-8132	Transamerica Small/Mid Cap Value	R6	14.41%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	6.72%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Stock Index	R	92.24%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Stock Index	R	7.76%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Stock Index	R4	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	I	99.80%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	I2	100.00%

TCM Division Transamerica Life Insurance Company Separate Account D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica Sustainable Equity Income	A	74.07%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Sustainable Equity Income	A	12.48%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Sustainable Equity Income	C	28.08%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Sustainable Equity Income	C	16.06%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Sustainable Equity Income	C	8.68%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Sustainable Equity Income	C	7.91%

Name & Address	Fund Name	Class	Percent of Class
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Sustainable Equity Income	C	7.29%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Sustainable Equity Income	C	5.29%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Sustainable Equity Income	I	24.91%

Matrix Trust CO As Agent FBO Old Mutual Asset Management Volunta PO Box 52129 Phoenix AZ 85072-2129	Transamerica Sustainable Equity Income	I	23.30%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Sustainable Equity Income	I	11.89%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Sustainable Equity Income	I	9.91%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Sustainable Equity Income	I	9.00%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Sustainable Equity Income	I	8.39%

Transamerica Asset Allocation—Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	I2	36.29%

Transamerica Asset Allocation—Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	I2	28.52%

Transamerica Asset Allocation—Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	I2	16.34%

Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Sustainable Equity Income	I2	6.79%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Allocation—Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	I2	5.93%

Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Sustainable Equity Income	R6	57.11%

Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Sustainable Equity Income	R6	39.43%

Transamerica Asset Allocation—Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	I2	31.75%

Transamerica Asset Allocation—Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	I2	28.22%

Transamerica Asset Allocation—Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	I2	26.36%

Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Total Return	I2	9.65%

John Sung Woo TOD 29375 Laro Dr Agoura Hills CA 91301-1682	Transamerica Unconstrained Bond	A	29.28%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Unconstrained Bond	A	14.34%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Unconstrained Bond	A	14.34%

John Sung Woo TOD 29375 Laro Dr Agoura Hills CA 91301-1682	Transamerica Unconstrained Bond	A	8.78%

Umb Bank Na Farwell Area Schools 403B-7 A/C Hugh W Lewis III 8757 Reiss Dr Farwell MI 48622-8713	Transamerica Unconstrained Bond	A	6.28%

Name & Address	Fund Name	Class	Percent of Class
Umb Bank Na Cust Roth IRA FBO Michael S Rumschlag 4155 County Road 14 New Riegel OH 44853-9770	Transamerica Unconstrained Bond	A	5.03%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Unconstrained Bond	I	43.39%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Unconstrained Bond	I	29.28%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Unconstrained Bond	I	22.18%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	53.56%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	29.63%

Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	11.40%

Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	5.41%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	A	8.64%

Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica US Growth	C	14.87%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica US Growth	C	7.15%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica US Growth	C	7.04%

Name & Address	Fund Name	Class	Percent of Class
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica US Growth	C	6.82%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica US Growth	C	6.73%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	C	6.03%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	I	28.47%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica US Growth	I	19.62%

Transamerica Asset Allocation—Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	35.25%

Transamerica Asset Allocation—Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	33.42%

Transamerica Asset Allocation—Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	18.35%

Transamerica Asset Allocation—Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	6.69%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica US Growth	R6	100.00%

Transamerica Series Trust

Name & Address	Portfolio Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica 60/40 Allocation VP	Service	96.06%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	Initial	71.56%

AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	Initial	15.28%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	Initial	7.04%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	Service	93.44%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Initial	57.84%

AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Initial	13.46%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Initial	12.77%

Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Aegon Sustainable Equity Income VP	Initial	8.99%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Service	62.27%

TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Service	19.97%

Name & Address	Portfolio Name	Class	Percent of Class
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Service	9.47%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	Initial	77.77%

AEGON Financial Partners—Florida Transamerica Life Insurance Company WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	Initial	9.92%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	Initial	8.46%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	Service	84.77%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	Service	12.26%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica American Funds Managed Risk VP	Service	92.90%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica American Funds Managed Risk VP	Service	7.10%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Global Real Estate Securities VP	Initial	41.13%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Global Real Estate Securities VP	Initial	26.00%

Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Global Real Estate Securities VP	Initial	10.36%

Name & Address	Portfolio Name	Class	Percent of Class
AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Global Real Estate Securities VP	Initial	5.28%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Global Real Estate Securities VP	Initial	5.23%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Global Real Estate Securities VP	Service	89.52%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Global Real Estate Securities VP	Service	5.99%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Initial	55.29%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Initial	15.90%

AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Initial	12.50%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Service	91.82%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Service	6.47%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 100 VP	Service	67.41%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 100 VP	Service	32.59%

Name & Address	Portfolio Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	Initial	73.22%

AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	Initial	10.15%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	Initial	8.49%

TCM Division Transamerica Life Insurance Company Retirement Builder Variable Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	Initial	6.80%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	Service	90.55%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	Service	8.95%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 50 VP	Service	91.25%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 50 VP	Service	8.75%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 75 VP	Service	83.57%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 75 VP	Service	16.43%

AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	Initial	96.60%

Name & Address	Portfolio Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	Service	92.02%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	Service	7.39%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs 70/30 Allocation VP	Service	44.14%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Goldman Sachs 70/30 Allocation VP	Service	40.45%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs 70/30 Allocation VP	Service	15.41%

TCM Division Transamerica Life Insurance Company Separate Acct D 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth VP	Initial	26.18%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth VP	Initial	23.90%

Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth VP	Initial	19.30%

AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth VP	Initial	11.07%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth VP	Initial	9.64%

TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth VP	Initial	6.83%

Name & Address	Portfolio Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth VP	Service	88.82%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth VP	Service	7.34%

AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	Initial	98.17%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	Service	89.39%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	Service	9.43%

AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Initial	51.80%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Initial	14.10%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Initial	10.31%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Janus Mid-Cap Growth VP	Initial	8.62%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Janus Mid-Cap Growth VP	Initial	8.51%

Name & Address	Portfolio Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Service	79.54%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Service	9.16%

TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Service	8.09%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Conservative VP	Initial	67.07%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Conservative VP	Initial	16.00%

AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Conservative VP	Initial	10.49%

TCM Division Transamerica Life Insurance Company Retirement Builder Variable Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Conservative VP	Initial	5.43%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Conservative VP	Service	89.32%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Conservative VP	Service	5.69%

AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Growth VP	Initial	44.92%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Growth VP	Initial	37.58%

Name & Address	Portfolio Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Growth VP	Initial	10.12%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Growth VP	Service	78.29%

TCM Division Transamerica Life Ins Company Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Growth VP	Service	11.92%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Moderate Growth VP	Initial	48.75%

AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Moderate Growth VP	Initial	30.88%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Moderate Growth VP	Initial	13.26%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Moderate Growth VP	Service	86.36%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Moderate Growth VP	Service	5.15%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Moderate VP	Initial	64.99%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Moderate VP	Initial	15.39%

AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation—Moderate VP	Initial	13.48%

Name & Address	Fund Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	Service	92.66%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	Service	5.22%

Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Core Bond VP	Initial	53.23%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	Initial	22.38%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	Initial	21.80%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	Service	84.83%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	Service	12.28%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	38.52%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	37.80%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Initial	7.45%

Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	6.45%

Name & Address	Fund Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Service	88.71%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Service	6.49%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	Initial	72.50%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	Initial	16.57%

AEGON Financial Partners - Florida Transamerica Financial Life Ins Co Tflic Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	Initial	8.30%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	Service	89.12%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	Service	7.14%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	Initial	32.54%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	Initial	31.56%

Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	Initial	11.91%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	Initial	9.40%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	Service	93.03%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	Service	6.12%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	Initial	53.38%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	Initial	37.12%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	Service	92.12%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	Service	7.52%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation - Balanced VP	Service	92.51%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation - Balanced VP	Service	7.35%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation - Growth VP	Service	89.30%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation - Growth VP	Service	10.50%

Name & Address	Fund Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Madison Diversified Income VP	Service	96.52%

AEGON Financial Partners - Florida Transamerica Life Insurance Company WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Balanced ETF VP	Initial	77.08%

TCM Division Transamerica Life Insurance Company Separate Account VA Cc 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Balanced ETF VP	Initial	10.42%

TCM Division Transamerica Financial Life Ins Co Tflic Separate Account Vny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Balanced ETF VP	Initial	9.66%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Balanced ETF VP	Service	92.63%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Balanced ETF VP	Service	7.14%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Managed Risk – Conservative ETF VP	Initial	81.38%

AEGON Financial Partners - Florida Transamerica Life Insurance Company Separate Account Vul-3 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Conservative ETF VP	Initial	18.62%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Conservative ETF VP	Service	89.63%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Conservative ETF VP	Service	9.65%

AEGON Financial Partners - Florida Transamerica Life Insurance Company WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Growth ETF VP	Initial	82.03%

Name & Address	Fund Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA Cc 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Growth ETF VP	Initial	7.91%

AEGON Financial Partners - Florida Transamerica Financial Life Ins Co Tflic Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Growth ETF VP	Initial	6.03%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Growth ETF VP	Service	87.02%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Growth ETF VP	Service	12.52%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Market Participation Strategy VP	Service	92.69%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Market Participation Strategy VP	Service	6.99%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Initial	34.48%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Morgan Stanley Capital Growth VP	Initial	20.09%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Morgan Stanley Capital Growth VP	Initial	12.75%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Initial	11.96%

Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Morgan Stanley Capital Growth VP	Initial	6.67%

Name & Address	Fund Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Initial	6.00%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Service	89.37%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Service	8.28%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	Service	94.38%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	Service	5.62%

Morgan Stanley Global Allocation Managed Risk - Balanced VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Morgan Stanley Global Allocation VP	Initial	97.74%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Global Allocation VP	Service	94.42%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Global Allocation VP	Service	5.56%

Transamerica 60/40 Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica MSCI EAFE Index VP	Initial	100.00%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica MSCI EAFE Index VP	Service	90.00%

Name & Address	Fund Name	Class	Percent of Class
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica MSCI EAFE Index VP	Service	10.00%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	Initial	36.69%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	Initial	31.31%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	Initial	29.26%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	Service	87.60%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	Service	8.96%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Balanced VP	Initial	95.10%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Balanced VP	Service	93.12%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Balanced VP	Service	6.01%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Conservative VP	Initial	98.03%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Conservative VP	Service	90.89%

Name & Address	Fund Name	Class	Percent of Class
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Conservative VP	Service	7.53%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Growth VP	Initial	96.46%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Growth VP	Service	88.89%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Growth VP	Service	10.41%

Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica PIMCO Total Return VP	Initial	35.66%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica PIMCO Total Return VP	Initial	29.83%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Total Return VP	Initial	12.68%

Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica PIMCO Total Return VP	Initial	12.11%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Total Return VP	Service	88.87%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Total Return VP	Service	9.08%

Transamerica 70/30 Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Pinebridge Inflation Opportunities VP	Initial	92.84%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Pinebridge Inflation Opportunities VP	Initial	7.16%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Pinebridge Inflation Opportunities VP	Service	89.64%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Pinebridge Inflation Opportunities VP	Service	10.36%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica ProFund UltraBear VP	Service	94.52%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica ProFund UltraBear VP	Service	5.48%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation – Moderate VP	Initial	91.57%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation – Moderate VP	Service	93.60%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation – Moderate VP	Service	6.01%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Conservative VP	Initial	98.60%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Conservative VP	Service	92.19%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Conservative VP	Service	5.95%

Name & Address	Fund Name	Class	Percent of Class
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Moderate Growth VP	Initial	94.53%

AEGON Financial Partners - Florida Transamerica Financial Life Ins Co Tflic Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Moderate Growth VP	Initial	5.23%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Moderate Growth VP	Service	90.64%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Moderate Growth VP	Service	8.42%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Rothschild & Co Large Cap Value VP	Service	93.62%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Rothschild & Co Large Cap Value VP	Service	6.38%

Transamerica 60/40 Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica S&P 500 Index VP	Initial	63.71%

TCM Division Transamerica Life Insurance Company Separate Account Fund B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica S&P 500 Index VP	Initial	36.29%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica S&P 500 Index VP	Service	83.90%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica S&P 500 Index VP	Service	16.10%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Initial	39.09%

Name & Address	Fund Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Initial	32.54%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Initial	22.66%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	74.22%

TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	12.46%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	6.04%

TCM Division Transamerica Life Ins Company Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	5.60%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Initial	28.77%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica T. Rowe Price Small Cap VP	Initial	14.08%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Initial	12.94%

Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica T. Rowe Price Small Cap VP	Initial	9.92%

Name & Address	Fund Name	Class	Percent of Class
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica T. Rowe Price Small Cap VP	Initial	9.69%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Initial	7.74%

TCM Division Transamerica Life Insurance Company Em Private Placement 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Initial	7.17%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Service	86.92%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Service	10.60%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Initial	65.94%

Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica TS&W International Equity VP	Initial	31.93%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Service	78.87%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Service	10.46%

TCM Division Transamerica Life Insurance Company Separate Acct D 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Service	5.32%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Initial	44.84%

Name & Address	Fund Name	Class	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Initial	15.24%

TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Initial	14.60%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica WMC US Growth VP	Initial	8.14%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica WMC US Growth VP	Initial	5.65%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Service	70.34%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Service	9.91%

TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Service	9.05%

Transamerica Asset Allocation Variable Funds - To the knowledge of the Trust, as of August 6, 2021, TAAVF had no persons who owned of record 5% or more of its outstanding shares.

Control Persons

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

To the knowledge of the Trusts, as of August 6, 2021, the following persons held beneficially 25% or more of the outstanding shares of the Fund indicated.

Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.

Transamerica Funds

Name & Address	Fund Name	Percentage of Fund Owned
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	45.14%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	31.25%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	96.88%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	96.74%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	99.52%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	56.85%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	43.15%

Transamerica ClearTrack® 2015 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2015	88.99%

Transamerica ClearTrack® 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	89.55%

Transamerica ClearTrack® 2025 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	89.29%

Transamerica ClearTrack® 2030 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	86.52%

Transamerica ClearTrack® 2035 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	87.34%

Transamerica ClearTrack® 2040 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2040	87.74%

Name & Address	Fund Name	Percentage of Fund Owned
Transamerica ClearTrack® 2045 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2045	87.71%

Transamerica ClearTrack® 2050 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	90.77%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	43.33%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	42.21%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	46.45%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	45.21%

Transamerica ClearTrack® Retirement Income 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® Retirement Income	91.89%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	42.58%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	33.24%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	26.42%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Energy Infrastructure	26.78%

Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	30.70%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	25.95%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	71.66%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	29.23%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	94.80%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	26.41%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	90.12%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	36.43%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	27.51%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	26.09%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Small Cap Value	39.61%

Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	38.96%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	30.02%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	66.46%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	29.20%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	78.84%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	79.54%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	25.35%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	37.73%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	33.37%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	39.60%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	27.22%

Name & Address	Fund Name	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Stock Index	48.62%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Stock Index	47.39%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	95.99%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	26.61%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	31.75%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	28.22%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	26.36%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	52.73%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	29.17%

Transamerica Series Trust

Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica 60/40 Allocation VP	96.06%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	58.75%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	26.57%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	38.51%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	62.04%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica American Funds Managed Risk VP	92.90%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Global Real Estate Securities VP	36.43%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	67.08%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 100 VP	67.41%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 100 VP	32.59%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	83.20%

Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 50 VP	91.25%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 75 VP	83.57%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	90.01%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs 70/30 Allocation VP	44.14%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Goldman Sachs 70/30 Allocation VP	40.45%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	88.33%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	40.18%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	72.24%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	32.30%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	27.02%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	67.19%

Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	85.05%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	59.64%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	36.36%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	35.68%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	86.54%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	52.62%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	86.96%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation - Balanced VP	92.51%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation - Growth VP	89.30%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Madison Diversified Income VP	96.52%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Balanced ETF VP	92.57%

Name & Address	Portfolio Name	Percentage of Portfolio Owned

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Conservative ETF VP	89.63%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Growth ETF VP	86.87%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Market Participation Strategy VP	92.69%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	30.34%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	94.38%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Global Allocation VP	75.70%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica MSCI EAFE Index VP	80.74%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	70.48%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Balanced VP	92.02%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Conservative VP	87.26%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Growth VP	85.66%

Name & Address	Portfolio Name	Percentage of Portfolio Owned

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Total Return VP	33.85%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Pinebridge Inflation Opportunities VP	89.54%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica ProFund UltraBear VP	94.52%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation – Moderate VP	93.41%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Conservative VP	90.82%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Moderate Growth VP	85.78%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Rothschild & Co Large Cap Value VP	93.62%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica S&P 500 Index VP	77.68%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	31.78%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	40.83%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	41.85%

Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	28.81%

AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	39.84%

Transamerica Asset Allocation Variable Funds - To the knowledge of the Trust, as of August 6, 2021, TAAVF had no persons who held beneficially 25% or more of its outstanding shares.

TRANSAMERICA FUNDS

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2021

A special meeting of shareholders of your Transamerica fund will be held as a virtual meeting on November 1, 2021 at 10:00 a.m. (Mountain time).

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail. We encourage you to access and review the proxy materials before voting.

The following materials are available for view: Proxy Materials for the Special Meeting of Shareholders to be held on November 1, 2021.

At the special meeting, you are being asked to vote on a proposal to elect Board Members for your fund. Importantly, the Board Members responsible for your fund have considered the proposal and have determined it is in the best interest of your fund, and unanimously recommend that you vote “FOR” the proposal.

The proxy materials for the Funds will be available to review at https://www.transamerica.com/media/tf-trustee-election-proxy-statement_tcm145-123705.pdf. A paper or email copy of the proxy materials may be obtained, without charge, by contacting Computershare, the Funds’ proxy solicitor, at 866-963-6126.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy.

Online Viewing and Voting is Quick, Easy, and Environmentally Friendly!

View proxy materials and vote immediately in 3 simple steps:

Step 1:	Go to the electronic voting site at www.proxy-direct.com

Step 2:	Access and view the proxy materials, which consist of the Letter to Shareholders, Questions and Answers, Notice of a Joint Special Meeting of Shareholders. Joint Proxy Statement and Form of Proxy Card by clicking on the links provided.

Step 3:	Follow simple instructions on the screen to log in and vote your eligible positions.

To vote your eligible position(s), you must either vote online via the internet or request a copy of a full set of proxy materials which includes a proxy card (see instructions above). If you wish to vote at the special meeting, please bring this notice and proper identification with you.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE.

TRANSAMERICA FUNDS IMPORTANT PROXY INFORMATION Your Vote Counts! PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote. Joint Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions. Important Notice Regarding the Availability of Proxy Materials for the Transamerica Funds Joint Special Meeting of Shareholders to Be Held Virtually on November 1, 2021. The Joint Special Meeting of Shareholders of Transamerica Funds will be conducted on-line at the following website: https://meetings.computershare.com/MQZ5FS4, on November 1, 2021, at 10:00 a.m., (Mountain time). To participate in the virtual meeting enter the 14-digit control number from the shaded box on this Notice. As a shareholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposal being voted on at the Joint Special Meeting. This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote your shares. The Proxy Materials, which include the Joint Proxy Statement and the Form of Proxy Card, are available at: https://www.proxy-direct.com/tra-32230 If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than October 21, 2021, to facilitate timely delivery. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS EASY ONLINE ACCESS – REQUEST BY INTERNET Log on to the Internet and go to: https://www.proxy-direct.com/tra-32230 On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the materials and/or set future delivery preferences. Just follow the steps outlined on this secure website. TELEPHONE REQUESTS - CALL 1-877-816-5331 E-MAIL REQUEST AT: proxymaterials@computershare.com: Email us to request Proxy Materials for the Shareholder Meeting and/or Obtain paper copies of the Proxy Materials with an option to set to set future delivery preferences. future delivery preference by touch tone phone. Call toll free from the - Provide only your 14-Digit Control Number and 8-Digit Security Code as U.S. at NO CHARGE to you. Follow the instructions provided in the listed on this Notice in your email request for materials. recorded messages. - If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address. PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN OCTOBER 21, 2021, TO FACILITATE TIMELY DELIVERY. TSF_32230_NA_072621

FUNDS FUNDS FUNDS TA Asset Allocation - Conservative Portfolio TA Asset Allocation - Growth Portfolio TA Asset Allocation - Moderate Growth Portfolio TA Asset Allocation - Moderate Portfolio TA Asset Allocation Intermediate Horizon TA Asset Allocation Long Horizon TA Asset Allocation Short Horizon TA Balanced II TA Bond TA Capital Growth TA ClearTrack® 2015 TA ClearTrack® 2020 TA ClearTrack® 2025 TA ClearTrack® 2030 TA ClearTrack® 2035 TA ClearTrack® 2040 TA ClearTrack® 2045 TA ClearTrack® 2050 TA ClearTrack® 2055 TA ClearTrack® 2060 TA ClearTrack® Retirement Income TA Core Bond TA Emerging Markets Debt TA Emerging Markets Opportunities TA Energy Infrastructure TA Event Driven TA Floating Rate TA Global Equity TA Government Money Market TA High Quality Bond TA High Yield Bond TA High Yield ESG TA High Yield Muni TA Inflation Opportunities TA Inflation-Protected Securities TA Intermediate Bond TA Intermediate Muni TA International Equity TA International Growth TA International Small Cap Value TA International Stock TA Large Cap Value TA Large Core TA Large Growth TA Large Value Opportunities TA Mid Cap Growth TA Mid Cap Value TA Mid Cap Value Opportunities TA Multi-Asset Income TA Multi-Managed Balanced TA Short-Term Bond TA Small Cap Growth TA Small Cap Value TA Small/Mid Cap Value TA Stock Index TA Sustainable Bond TA Sustainable Equity Income TA Total Return TA Unconstrained Bond TA US Growth The following matters will be considered at the Meeting: 1. To elect Nominees to the Board: . Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, David W. Jennings, Lauriann C. Kloppenburg, Fredric A. Nelson III, John E. Pelletier, Patricia L. Sawyer, Marijn P. Smit, John W. Waechter and Alan F. Warrick. 2. To transact any other business as properly may come before the Special Meeting or any adjournments or postponements thereof. Please refer to the Proxy Materials for further details on the proposal and for instructions on how to vote your shares. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN Common Questions about Notice and Access Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement? The Funds have elected to utilize a distribution model authorized by the U.S. Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for the Special Meeting and all future shareholder meetings, or you can make that choice on a case by case basis. How do I access the materials, set my preference for future shareholder meeting materials and record my vote? On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings. When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope. If I request printed Proxy Materials, how long will it take for me to receive them? The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request. TSF_32230_NA_072621 EVERY SHAREHOLDER’S VOTE IS IMPORTANT! YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY TRANSAMERICA FUNDS PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY ON NOVEMBER 1, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Timothy J. Bresnahan and Erin D. Nelson as attorneys and proxies of the undersigned with full power of substitution, to vote for the undersigned all shares of beneficial interest of the Fund(s) with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of Transamerica Funds (“Special Meeting”) to be held as a virtual meeting at the following Website: https://meetings.computershare.com/MQZ5FS4, on November 1, 2021, at 10:00 a.m. (Mountain time), and at any and all adjournments or postponements thereof, with all the power the undersigned would possess if personally present. Receipt of the Notice of a Joint Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. The shares represented by the Proxy will be voted as instructed. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 TSF_32230_072621 PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: https://meetings.computershare.com/MQZ5FS4 on November 1, 2021 at 10:00 a.m., Mountain time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of Transamerica Funds to Be Held virtually on November 1, 2021. The Joint Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/tra-32230 IF YOU VOTE ON THE INTERNET, BY TELEPHONE, OR IN PERSON, YOU NEED NOT RETURN THIS PROXY CARD FUNDS FUNDS FUNDS TA Asset Allocation - Conservative Portfolio TA Asset Allocation - Growth Portfolio TA Asset Allocation - Moderate Growth Portfolio TA Asset Allocation - Moderate Portfolio TA Asset Allocation Intermediate Horizon TA Asset Allocation Long Horizon TA Asset Allocation Short Horizon TA Balanced II TA Bond TA Capital Growth TA ClearTrack® 2015 TA ClearTrack® 2020 TA ClearTrack® 2025 TA ClearTrack® 2030 TA ClearTrack® 2035 TA ClearTrack® 2040 TA ClearTrack® 2045 TA ClearTrack® 2050 TA ClearTrack® 2055 TA ClearTrack® 2060 TA ClearTrack® Retirement Income TA Core Bond TA Emerging Markets Debt TA Emerging Markets Opportunities TA Energy Infrastructure TA Event Driven TA Floating Rate TA Global Equity TA Government Money Market TA High Quality Bond TA High Yield Bond TA High Yield ESG TA High Yield Muni TA Inflation Opportunities TA Inflation-Protected Securities TA Intermediate Bond TA Intermediate Muni TA International Equity TA International Growth TA International Small Cap Value TA International Stock TA Large Cap Value TA Large Core TA Large Growth TA Large Value Opportunities TA Mid Cap Growth TA Mid Cap Value TA Mid Cap Value Opportunities TA Multi-Asset Income TA Multi-Managed Balanced TA Short-Term Bond TA Small Cap Growth TA Small Cap Value TA Small/Mid Cap Value TA Stock Index TA Sustainable Bond TA Sustainable Equity Income TA Total Return TA Unconstrained Bond TA US Growth Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal Your Board recommends that you vote “FOR” the election of each of the Nominees to the Board. 1. To elect Nominees to the Board: 01. Sandra N. Bane 02. Leo J. Hill 03. Kathleen T. Ives 04. David W. Jennings 05. Lauriann C. Kloppenburg 06. Fredric A. Nelson III 07. John E. Pelletier 08. Patricia L. Sawyer 09. Marijn P. Smit 10. John W. Waechter 11. Alan F. Warrick INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided 2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. B Authorized Signatures ? This section must be completed for your vote to be counted.? Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx TSF 32230 xxxxxxxx EVERY POLICYOWNER’S INSTRUCTIONS ARE IMPORTANT! FOR WITHHOLD FOR ALL ALL ALL EXCEPT ☐ ☐ ☐ / /

EASY VOTING OPTIONS: Please detach at perforation before mailing. VOTING INSTRUCTION CARD TRANSAMERICA FUNDS VOTING INSTRUCTION CARD FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY ON NOVEMBER 1, 2021 [INSURANCE COMPANY DROP-IN] The undersigned hereby instructs the above referenced insurance company with full power of substitution, to vote as directed on the reverse side of this form all shares of the Fund(s) the undersigned is entitled to provide instructions for at the Joint Special Meeting of Shareholders of Transamerica Funds (“Special Meeting”) to be held as a virtual meeting at the following Website: https://meetings.computershare.com/MQZ5FS4, on November 1, 2021, at 10:00 a.m. (Mountain time), and at any and all adjournments or postponements thereof. THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE ABOVE-REFERENCED INSURANCE COMPANY. This voting instruction form will be voted as instructed. If no specification is made, the voting instruction form will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 TSF_32230_072621_VI PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: https://meetings.computershare.com/MQZ5FS4 on November 1, 2021 at 10:00 a.m., Mountain time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY POLICYOWNER’S INSTRUCTIONS ARE IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of Transamerica Funds to Be Held virtually on November 1, 2021. The Joint Proxy Statement and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/tra-32230 IF YOU VOTE ON THE INTERNET, BY TELEPHONE, OR IN PERSON, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD FUNDS FUNDS FUNDS TA Asset Allocation - Conservative Portfolio TA Asset Allocation - Growth Portfolio TA Asset Allocation - Moderate Growth Portfolio TA Asset Allocation - Moderate Portfolio TA Asset Allocation Intermediate Horizon TA Asset Allocation Long Horizon TA Asset Allocation Short Horizon TA Balanced II TA Bond TA Capital Growth TA ClearTrack® 2015 TA ClearTrack® 2020 TA ClearTrack® 2025 TA ClearTrack® 2030 TA ClearTrack® 2035 TA ClearTrack® 2040 TA ClearTrack® 2045 TA ClearTrack® 2050 TA ClearTrack® 2055 TA ClearTrack® 2060 TA ClearTrack® Retirement Income TA Core Bond TA Emerging Markets Debt TA Emerging Markets Opportunities TA Energy Infrastructure TA Event Driven TA Floating Rate TA Global Equity TA Government Money Market TA High Quality Bond TA High Yield Bond TA High Yield ESG TA High Yield Muni TA Inflation Opportunities TA Inflation-Protected Securities TA Intermediate Bond TA Intermediate Muni TA International Equity TA International Growth TA International Small Cap Value TA International Stock TA Large Cap Value TA Large Core TA Large Growth TA Large Value Opportunities TA Mid Cap Growth TA Mid Cap Value TA Mid Cap Value Opportunities TA Multi-Asset Income TA Multi-Managed Balanced TA Short-Term Bond TA Small Cap Growth TA Small Cap Value TA Small/Mid Cap Value TA Stock Index TA Sustainable Bond TA Sustainable Equity Income TA Total Return TA Unconstrained Bond TA US Growth Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal Your Board recommends that you vote “FOR” the election of each of the Nominees to the Board. 1. To elect Nominees to the Board: 01. Sandra N. Bane 02. Leo J. Hill 03. Kathleen T. Ives 04. David W. Jennings 05. Lauriann C. Kloppenburg 06. Fredric A. Nelson III 07. John E. Pelletier 08. Patricia L. Sawyer 09. Marijn P. Smit 10. John W. Waechter 11. Alan F. Warrick INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided 2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. B Authorized Signatures ? This section must be completed for your vote to be counted.? Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx TSF2 32230 xxxxxxxx FOR WITHHOLD FOR ALL ALL ALL EXCEPT ☐ ☐ ☐ / /

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTIONS: [GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE] Please detach at perforation before mailing. PROXY TRANSAMERICA SERIES TRUST PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY ON NOVEMBER 1, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Timothy J. Bresnahan and Erin D. Nelson as attorneys and proxies of the undersigned with full power of substitution, to vote for the undersigned all shares of beneficial interest of the Fund(s) with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of Transamerica Series Trust (“Special Meeting”) to be held as a virtual meeting at the following Website: https://meetings.computershare.com/MQZ5FS4, on November 1, 2021, at 10:00 a.m. (Mountain time), and at any and all adjournments or postponements thereof, with all the power the undersigned would possess if personally present. Receipt of the Notice of a Joint Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. The shares represented by the Proxy will be voted as instructed. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 TST_32230_072621 PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: https://meetings.computershare.com/MQZ5FS4 on November 1, 2021 at 10:00 a.m., Mountain time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of Transamerica Series Trust to Be Held virtually on November 1, 2021. The Joint Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/tra-32230 IF YOU VOTE ON THE INTERNET, BY TELEPHONE, OR IN PERSON, YOU NEED NOT RETURN THIS PROXY CARD FUNDS FUNDS FUNDS TA 60/40 Allocation VP TA Aegon High Yield Bond VP TA Aegon U.S. Government Securities VP TA Aegon Sustainable Equity Income VP TA American Funds Managed Risk VP TA BlackRock Global Real Estate Securities VP TA BlackRock Government Money Market VP TA BlackRock iShares Edge 40 VP TA BlackRock iShares Edge 50 VP TA BlackRock iShares Edge 75 VP TA BlackRock iShares Edge 100 VP TA BlackRock Tactical Allocation VP TA Goldman Sachs 70/30 Allocation VP TA International Growth VP TA Janus Balanced VP TA Janus Mid-Cap Growth VP TA JPMorgan Asset Allocation - Conservative VP TA JPMorgan Asset Allocation - Growth VP TA JPMorgan Asset Allocation - Moderate Growth VP TA JPMorgan Asset Allocation - Moderate VP TA JPMorgan Core Bond VP TA JPMorgan Enhanced Index VP TA JPMorgan International Moderate Growth VP TA JPMorgan Mid Cap Value VP TA JPMorgan Tactical Allocation VP TA Legg Mason Dynamic Allocation – Balanced VP TA Legg Mason Dynamic Allocation – Growth VP TA Madison Diversified Income VP TA Managed Risk - Balanced ETF VP TA Managed Risk - Conservative ETF VP TA Managed Risk - Growth ETF VP TA Market Participation Strategy VP TA MS Capital Growth VP TA MS Global Allocation VP TA MS Global All Mgd Risk-Balanced VP TA MSCI EAFE Index VP TA Multi-Managed Balanced VP TA PIMCO Tactical - Balanced VP TA PIMCO Tactical - Conservative VP TA PIMCO Tactical - Growth VP TA PIMCO Total Return VP TA PineBridge Inflation Opportunities VP TA ProFund UltraBear VP TA QS Investors Active AA - Conservative VP TA QS Investors Active AA-Moderate Growth VP TA QS Investors Active AA-Moderate VP TA Rothschild & Co Large Cap Value VP TA Small/Mid Cap Value VP TA S&P 500 Index VP TA T. Rowe Price Small Cap VP TA TS&W International Equity VP TA WMC US Growth VP Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal Your Board recommends that you vote “FOR” the election of each of the Nominees to the Board. 1. To elect Board Members: 01. Sandra N. Bane 02. Leo J. Hill 03. Kathleen T. Ives 04. David W. Jennings 05. Lauriann C. Kloppenburg 06. Fredric A. Nelson III 07. John E. Pelletier 08. Patricia L. Sawyer 09. Marijn P. Smit 10. John W. Waechter 11. Alan F. Warrick INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided 2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. B Authorized Signatures ? This section must be completed for your vote to be counted.? Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx TST 32230 xxxxxxxx FOR WITHHOLD FOR ALL ALL ALL EXCEPT ☐ ☐ ☐ / /

EVERY POLICYOWNER’S INSTRUCTIONS ARE IMPORTANT! EASY VOTING OPTIONS: Please detach at perforation before mailing. VOTING INSTRUCTION CARD TRANSAMERICA SERIES TRUST VOTING INSTRUCTION CARD FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY ON NOVEMBER 1, 2021 [INSURANCE COMPANY DROP-IN] The undersigned hereby instructs the above referenced insurance company with full power of substitution, to vote as directed on the reverse side of this form all shares of the Fund(s) the undersigned is entitled to provide instructions for at the Joint Special Meeting of Shareholders of Transamerica Series Trust (“Special Meeting”) to be held as a virtual meeting at the following Website: https://meetings.computershare.com/MQZ5FS4, on November 1, 2021, at 10:00 a.m. (Mountain time), and at any and all adjournments or postponements thereof. THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE ABOVE-REFERENCED INSURANCE COMPANY. This voting instruction form will be voted as instructed. If no specification is made, the voting instruction form will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 TST_32230_072621_VI PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: https://meetings.computershare.com/MQZ5FS4 on November 1, 2021 at 10:00 a.m., Mountain time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY POLICYOWNER’S INSTRUCTIONS ARE IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of Transamerica Series Trust to Be Held virtually on November 1, 2021. The Joint Proxy Statement and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/tra-32230 IF YOU VOTE ON THE INTERNET, BY TELEPHONE, OR IN PERSON, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD FUNDS FUNDS FUNDS TA 60/40 Allocation VP TA Aegon High Yield Bond VP TA Aegon U.S. Government Securities VP TA Aegon Sustainable Equity Income VP TA American Funds Managed Risk VP TA BlackRock Global Real Estate Securities VP TA BlackRock Government Money Market VP TA BlackRock iShares Edge 40 VP TA BlackRock iShares Edge 50 VP TA BlackRock iShares Edge 75 VP TA BlackRock iShares Edge 100 VP TA BlackRock Tactical Allocation VP TA Goldman Sachs 70/30 Allocation VP TA International Growth VP TA Janus Balanced VP TA Janus Mid-Cap Growth VP TA JPMorgan Asset Allocation - Conservative VP TA JPMorgan Asset Allocation - Growth VP TA JPMorgan Asset Allocation - Moderate Growth VP TA JPMorgan Asset Allocation - Moderate VP TA JPMorgan Core Bond VP TA JPMorgan Enhanced Index VP TA JPMorgan International Moderate Growth VP TA JPMorgan Mid Cap Value VP TA JPMorgan Tactical Allocation VP TA Legg Mason Dynamic Allocation – Balanced VP TA Legg Mason Dynamic Allocation – Growth VP TA Madison Diversified Income VP TA Managed Risk - Balanced ETF VP TA Managed Risk - Conservative ETF VP TA Managed Risk - Growth ETF VP TA Market Participation Strategy VP TA MS Capital Growth VP TA MS Global Allocation VP TA MS Global All Mgd Risk-Balanced VP TA MSCI EAFE Index VP TA Multi-Managed Balanced VP TA PIMCO Tactical - Balanced VP TA PIMCO Tactical - Conservative VP TA PIMCO Tactical - Growth VP TA PIMCO Total Return VP TA PineBridge Inflation Opportunities VP TA ProFund UltraBear VP TA QS Investors Active AA - Conservative VP TA QS Investors Active AA-Moderate Growth VP TA QS Investors Active AA-Moderate VP TA Rothschild & Co Large Cap Value VP TA Small/Mid Cap Value VP TA S&P 500 Index VP TA T. Rowe Price Small Cap VP TA TS&W International Equity VP TA WMC US Growth VP Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal Your Board recommends that you vote “FOR” the election of each of the Nominees to the Board. 1. To elect Nominees to the Board: 01. Sandra N. Bane 02. Leo J. Hill 03. Kathleen T. Ives 04. David W. Jennings 05. Lauriann C. Kloppenburg 06. Fredric A. Nelson III 07. John E. Pelletier 08. Patricia L. Sawyer 09. Marijn P. Smit 10. John W. Waechter 11. Alan F. Warrick INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided 2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. B Authorized Signatures ? This section must be completed for your vote to be counted.? Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx TST2 32230 xxxxxxxx FOR WITHHOLD FOR ALL ALL ALL EXCEPT ☐ ☐ ☐ / /

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY ON NOVEMBER 1, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Timothy J. Bresnahan and Erin D. Nelson as attorneys and proxies of the undersigned with full power of substitution, to vote for the undersigned all shares of beneficial interest of the Fund(s) with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of Transamerica Asset Allocation Variable Funds (“Special Meeting”) to be held as a virtual meeting at the following Website: https://meetings.computershare.com/MQZ5FS4, on November 1, 2021, at 10:00 a.m. (Mountain time), and at any and all adjournments or postponements thereof, with all the power the undersigned would possess if personally present. Receipt of the Notice of a Joint Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. The shares represented by the Proxy will be voted as instructed. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 TAA_32230_072321 PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: https://meetings.computershare.com/MQZ5FS4 on November 1, 2021 at 10:00 a. m., Mountain time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of Transamerica Asset Allocation Variable Funds to Be Held virtually on November 1, 2021. The Joint Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/tra-32230 IF YOU VOTE ON THE INTERNET, BY TELEPHONE, OR IN PERSON, YOU NEED NOT RETURN THIS PROXY CARD FUNDS FUNDS FUNDS TA Asset Allocation-Intermediate Horizon Subaccount TA Asset Allocation-Int/Long Horizon Subaccount TA Asset Allocation - Short Horizon Subaccount Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal Your Board recommends that you vote “FOR” the election of each of the Nominees to the Board. 1. To elect Nominees to the Board: 01. Sandra N. Bane 02. Leo J. Hill 03. Kathleen T. Ives 04. David W. Jennings 05. Lauriann C. Kloppenburg 06. Fredric A. Nelson III 07. John E. Pelletier 08. Patricia L. Sawyer 09. Marijn P. Smit 10. John W. Waechter 11. Alan F. Warrick INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided 2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. B Authorized Signatures ? This section must be completed for your vote to be counted.? Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx TAA 32230 xxxxxxxx FOR WITHHOLD FOR ALL ALL ALL EXCEPT ☐ ☐ ☐ / /

EVERY POLICYOWNER’S INSTRUCTIONS ARE IMPORTANT! EASY VOTING OPTIONS: Please detach at perforation before mailing. VOTING INSTRUCTION CARD TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS VOTING INSTRUCTION CARD FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY ON NOVEMBER 1, 2021 [INSURANCE COMPANY DROP-IN] The undersigned hereby instructs the above referenced insurance company with full power of substitution, to vote as directed on the reverse side of this form all shares of the Fund(s) the undersigned is entitled to provide instructions for at the Joint Special Meeting of Shareholders of Transamerica Asset Allocation Variable Funds (“Special Meeting”) to be held as a virtual meeting at the following Website: https://meetings.computershare.com/MQZ5FS4, on November 1, 2021, at 10:00 a.m. (Mountain time), and at any and all adjournments or postponements thereof. Receipt of the Notice of a Joint Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. The shares represented by the Proxy will be voted as instructed. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 TAA_32230_072321_VI PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: https://meetings.computershare.com/MQZ5FS4 on November 1, 2021 at 10:00 a.m., Mountain time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY POLICYOWNER’S INSTRUCTIONS ARE IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of Transamerica Asset Allocation Variable Funds to Be Held virtually on November 1, 2021. The Joint Proxy Statement and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/tra-32230 IF YOU VOTE ON THE INTERNET, BY TELEPHONE, OR IN PERSON, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD FUNDS FUNDS FUNDS TA Asset Allocation-Intermediate Horizon Subaccount TA Asset Allocation-Int/Long Horizon Subaccount TA Asset Allocation - Short Horizon Subaccount Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal Your Board recommends that you vote “FOR” the election of each of the Nominees to the Board. 1. To elect Nominees to the Board: 01. Sandra N. Bane 02. Leo J. Hill 03. Kathleen T. Ives 04. David W. Jennings 05. Lauriann C. Kloppenburg 06. Fredric A. Nelson III 07. John E. Pelletier 08. Patricia L. Sawyer 09. Marijn P. Smit 10. John W. Waechter 11. Alan F. Warrick INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided 2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. B Authorized Signatures ? This section must be completed for your vote to be counted.? Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx TAA2 32230 xxxxxxxx FOR WITHHOLD FOR ALL ALL ALL EXCEPT ☐ ☐ ☐ / /